TERM LOAN CREDIT AGREEMENT Dated as of June 15, 2026 among CARMAX AUTO SUPERSTORES, INC., as the Borrower, CARMAX, INC. and MUFG BANK, LTD., as Administrative Agent, and THE LENDERS PARTY HERETO MUFG BANK, LTD., CANADIAN IMPERIAL BANK OF COMMERCE and ROYAL BANK OF CANADA, as Joint Lead Arrangers and Joint Bookrunners PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ...................................................................... 1 1.01 Defined Terms .................................................................................................................... 1 1.02 Other Interpretive Provisions ............................................................................................ 27 1.03 Accounting Terms ............................................................................................................. 28 1.04 Rounding ........................................................................................................................... 29 1.05 Times of Day .................................................................................................................... 29 1.06 Timing of Performance ..................................................................................................... 29 1.07 Pro Forma Calculation ...................................................................................................... 29 1.08 Rates.................................................................................................................................. 29 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS ...................................................... 30 2.01 Term Loans ....................................................................................................................... 30 2.02 Borrowings and Conversions ............................................................................................ 30 2.03 [Reserved] ......................................................................................................................... 31 2.04 [Reserved] ......................................................................................................................... 31 2.05 [Reserved] ......................................................................................................................... 31 2.06 Prepayments ...................................................................................................................... 31 2.07 [Reserved] ......................................................................................................................... 31 2.08 Repayment of Loans ......................................................................................................... 31 2.09 Interest .............................................................................................................................. 31 2.10 Fees ................................................................................................................................... 32 2.11 Computation of Interest and Fees ..................................................................................... 32 2.12 Evidence of Debt............................................................................................................... 32 2.13 Payments Generally; Administrative Agent’s Clawback .................................................. 33 2.14 Sharing of Payments by Lenders ...................................................................................... 34 2.15 [Reserved] ......................................................................................................................... 35 2.16 [Reserved] ......................................................................................................................... 35 2.17 [Reserved] ......................................................................................................................... 35 2.18 Defaulting Lenders ............................................................................................................ 35 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY ....................................................... 36 3.01 Taxes ................................................................................................................................. 36 3.02 Illegality ............................................................................................................................ 40 3.03 Inability to Determine Rates ............................................................................................. 40 3.04 Increased Costs ................................................................................................................. 41 3.05 Mitigation Obligations; Replacement of Lenders ............................................................. 42 3.06 Survival ............................................................................................................................. 42 3.07 Benchmark Replacement .................................................................................................. 42 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS .............................................. 44 4.01 Conditions to Effectiveness .............................................................................................. 44 ARTICLE V REPRESENTATIONS AND WARRANTIES ..................................................................... 45 5.01 Existence, Qualification and Power .................................................................................. 45 5.02 Authorization; No Contravention...................................................................................... 46 5.03 Governmental Authorization; Other Consents .................................................................. 46

ii 5.04 Binding Effect ................................................................................................................... 46 5.05 Financial Statements; No Material Adverse Effect ........................................................... 46 5.06 Litigation ........................................................................................................................... 46 5.07 No Default ......................................................................................................................... 47 5.08 Ownership of Property ...................................................................................................... 47 5.09 [Reserved] ......................................................................................................................... 47 5.10 [Reserved] ......................................................................................................................... 47 5.11 [Reserved] ......................................................................................................................... 47 5.12 ERISA Compliance ........................................................................................................... 47 5.13 Subsidiaries; Equity Interests ............................................................................................ 48 5.14 Margin Regulations; Investment Company Act ................................................................ 48 5.15 Disclosure ......................................................................................................................... 48 5.16 Compliance with Laws ..................................................................................................... 48 5.17 [Reserved] ......................................................................................................................... 49 5.18 [Reserved] ......................................................................................................................... 49 5.19 OFAC ................................................................................................................................ 49 5.20 Anti-Corruption Laws ....................................................................................................... 49 5.21 No Affected Financial Institutions .................................................................................... 49 ARTICLE VI AFFIRMATIVE COVENANTS .......................................................................................... 49 6.01 Financial Statements ......................................................................................................... 49 6.02 Certificates; Other Information ......................................................................................... 50 6.03 Notices .............................................................................................................................. 52 6.04 Payment of Taxes .............................................................................................................. 52 6.05 Preservation of Existence, Etc .......................................................................................... 52 6.06 Maintenance of Properties ................................................................................................ 53 6.07 Maintenance of Insurance ................................................................................................. 53 6.08 Compliance with Laws and Contractual Obligations ........................................................ 53 6.09 Books and Records ........................................................................................................... 53 6.10 Inspection Rights .............................................................................................................. 53 6.11 Use of Proceeds ................................................................................................................ 54 6.12 New Subsidiaries .............................................................................................................. 54 6.13 Anti-Corruption Laws ....................................................................................................... 54 6.14 Most Favored Lender Provisions ...................................................................................... 54 ARTICLE VII NEGATIVE COVENANTS ............................................................................................... 55 7.01 Liens.................................................................................................................................. 55 7.02 Fundamental Changes ....................................................................................................... 58 7.03 Change in Nature of Business ........................................................................................... 59 7.04 Transactions with Affiliates .............................................................................................. 59 7.05 Burdensome Agreements .................................................................................................. 60 7.06 Reserved ............................................................................................................................ 60 7.07 Financial Covenants .......................................................................................................... 60 7.08 Indebtedness ...................................................................................................................... 60 7.09 Sanctions ........................................................................................................................... 61 7.10 Anti-Corruption Laws ....................................................................................................... 61 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES .................................................................... 61 8.01 Events of Default .............................................................................................................. 61 8.02 Remedies Upon Event of Default ..................................................................................... 63 8.03 Application of Funds......................................................................................................... 63

iii ARTICLE IX ADMINISTRATIVE AGENT ............................................................................................. 64 9.01 Appointment and Authority .............................................................................................. 64 9.02 Rights as a Lender ............................................................................................................. 64 9.03 Exculpatory Provisions ..................................................................................................... 64 9.04 Reliance by Administrative Agent .................................................................................... 65 9.05 Delegation of Duties ......................................................................................................... 66 9.06 Resignation of Administrative Agent ............................................................................... 66 9.07 Non-Reliance on Administrative Agent and Other Lenders ............................................. 67 9.08 No Other Duties, Etc ......................................................................................................... 67 9.09 Administrative Agent May File Proofs of Claim .............................................................. 67 9.10 Guaranty Matters .............................................................................................................. 68 9.11 ERISA Matters .................................................................................................................. 68 ARTICLE X MISCELLANEOUS .............................................................................................................. 69 10.01 Amendments, Etc .............................................................................................................. 69 10.02 Notices; Effectiveness; Electronic Communication .......................................................... 70 10.03 No Waiver; Cumulative Remedies; Enforcement ............................................................. 72 10.04 Expenses; Indemnity; Damage Waiver ............................................................................. 73 10.05 Payments Set Aside ........................................................................................................... 75 10.06 Successors and Assigns ..................................................................................................... 75 10.07 Treatment of Certain Information; Confidentiality ........................................................... 79 10.08 Right of Setoff .................................................................................................................. 80 10.09 Interest Rate Limitation .................................................................................................... 80 10.10 Counterparts; Integration; Effectiveness ........................................................................... 80 10.11 Survival of Representations and Warranties ..................................................................... 81 10.12 Severability ....................................................................................................................... 81 10.13 Replacement of Lenders ................................................................................................... 81 10.14 Governing Law; Jurisdiction; Etc ..................................................................................... 82 10.15 WAIVER OF JURY TRIAL ............................................................................................. 83 10.16 No Advisory or Fiduciary Responsibility ......................................................................... 83 10.17 Electronic Execution of Assignments and Certain Other Documents .............................. 84 10.18 USA PATRIOT Act Notice .............................................................................................. 85 10.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ................. 85 10.20 Acknowledgement Regarding any Supported QFCs ........................................................ 85 10.21 Erroneous Payments.......................................................................................................... 86

SCHEDULES 1.01 Term Securitization Programs 2.01 Commitments 5.06 Litigation 5.13 Subsidiaries and Other Equity Investments 7.01 Existing Liens 10.02 Administrative Agent’s Office; Certain Addresses for Notices 10.08 Restricted Deposit Accounts EXHIBITS Form of A Loan Notice B Note C Compliance Certificate D Assignment and Assumption E Company Guaranty Agreement F Subsidiary Guaranty Agreement G Joinder Agreement H Notice of Loan Prepayment iv

TERM LOAN CREDIT AGREEMENT This TERM LOAN CREDIT AGREEMENT (“Agreement”) is entered into as of June 15, 2026, by and among CARMAX AUTO SUPERSTORES, INC., a Virginia corporation (the “Borrower”), CARMAX, INC., a Virginia corporation (the “Company”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and MUFG BANK, LTD., as Administrative Agent. RECITALS WHEREAS, the Borrower and the Company have requested that the Lenders provide a term loan facility to the Borrower in an aggregate principal amount of $500,000,000; and WHEREAS, the Lenders are willing to do so on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “ABCP Facility” means (a) the private securitization facility governed by the Transfer and Administration Agreement dated as of December 1, 2004 among CarMax Funding II, as transferor, CarMax Business Services, LLC, a Delaware limited liability company, individually and as servicer, Bank of America, N.A., as a bank investor, as a class agent and as agent, and the other investors and class agents party thereto, as amended, supplemented or otherwise modified from time to time, (b) the private securitization facility governed by the Transfer and Administration Agreement dated as of May 25, 2010 among CarMax Funding III, as transferor, CarMax Business Services, LLC, a Delaware limited liability company, individually and as servicer, Wells Fargo Securities LLC, a Delaware limited liability company, as a class agent and as agent, and the investors and other class agents party thereto, as amended, supplemented or otherwise modified from time to time, (c) the private securitization facility governed by the Transfer and Administration Agreement dated as of August 1, 2016 among CarMax Funding IV, as transferor, CarMax Business Services, LLC, a Delaware limited liability company, individually and as servicer and Wells Fargo Bank, National Association, as agent, a class agent and a bank investor, as amended, supplemented or otherwise modified from time to time, (d) the private securitization facility governed by the Transfer and Administration Agreement dated as of September 29, 2017 among CarMax Funding V, as transferor, CarMax Business Services, LLC, a Delaware limited liability company, individually and as servicer, Sumitomo Mitsui Banking Corporation, a Japanese banking corporation, as a bank investor, Manhattan Asset Funding Company LLC, a Delaware limited liability company, as a conduit investor, and SMBC Nikko Securities America, Inc., a Delaware corporation, as class agent and as agent, as amended, supplemented or otherwise modified from time to time, (e) the private securitization facility governed by the Loan and Security Agreement dated as of October 9, 2020, among CarMax Funding VI, CarMax Business Services, LLC, a Delaware limited liability company, individually and as servicer, Chariot Funding LLC, as a conduit lender, Jupiter Securitization Company, as a conduit lender, JPMorgan Chase Bank, N.A., as the committed lender and administrative agent, as amended, supplemented or otherwise modified from time to time, and (f) any other asset-backed commercial paper facility under which retail installment contracts originated by the Company or any other Loan Party are sold, transferred or

2 assigned from time to time to one or more special purpose entities in a transaction that constitutes a “true sale” for bankruptcy purposes (as evidenced by an opinion prepared and delivered in a manner consistent with market standards by reputable independent counsel experienced in securitization transactions) for a price equal to not less than the fair market value of such retail installment contracts and on such other terms and conditions as shall be reasonable and customary for such transactions; provided, however, that, except as may be required by credit risk retention rules under applicable Law, (x) such arrangement does not include (i) provisions under which the Company or any Subsidiary (other than an Excluded Special Purpose Finance Subsidiary) directly assumes the credit risk associated with such retail installment contracts, (ii) direct or indirect recourse provisions under which, based on the historical performance of such retail installment contracts, the Company or any Subsidiary (other than an Excluded Special Purpose Finance Subsidiary) could reasonably be expected to suffer economic loss, or (iii) any recourse provisions which are not customary for transactions of such type and (y) such arrangement does not result in the creation of any Lien on the assets of the Company or any Subsidiary (other than Excluded Special Purpose Finance Subsidiaries), other than Liens on such retail installment contracts and the Related Property. “Acquisition” means any transaction or series of transactions resulting in the acquisition of (i) more than 50.00% of the Equity Interests in another Person, whether by purchase of such Equity Interests or upon the exercise of an option or warrant for, or conversion of securities into, such Equity Interests, (ii) assets of another Person which constitute all or substantially all of the assets of such Person or of a business unit or division of, or a line or lines of business conducted by such Person, or (iii) assets constituting a vehicle dealership. “Administrative Agent” means MUFG in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent pursuant to the terms hereof. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Company and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning specified in Section 10.02(c). “Agreement” has the meaning specified in the introductory paragraph hereto. “Applicable Leverage Ratio” means (a) as of the Closing Date, the Consolidated Leverage Ratio and (b) from and after the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) following a Revolver Repricing Amendment, the Consolidated Net Leverage Ratio. “Applicable Percentage” means with respect to such Lender’s portion of the outstanding Term Loan at any time, the percentage (carried out to the ninth decimal place) of the outstanding principal amount of the Term Loan held by such Lender at such time.

"Applicable Rate" means the following percentages per annum, based upon the Applicable Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

| Pricing Tier | Applicable Leverage Ratio | Applicable Rate for Daily SOFR Loans | Applicable Rate for Base Rate Loans |
|---|---|---|---|
| 1 | ≤0.75:1 | 0.950% | 0.000% |
| 2 | > 0.75:1 but ≤ 1.75:1 | 1.100% | 0.100% |
| 3 | > 1.75:1 but ≤ 2.50:1 | 1.200% | 0.200% |
| 4 | > 2.50:1 but ≤ 3.25:1 | 1.300% | 0.300% |
| 5 | > 3.25:1 but ≤ 3.75:1 | 1.400% | 0.400% |
| 6 | > 3.75:1 | 1.600% | 0.600% |

Any increase or decrease in the Applicable Rate resulting from a change in the Applicable Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Tier 6 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered in accordance with Section 6.02(a), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Applicable Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the Closing Date through the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) for the fiscal quarter ending May 31, 2026 shall be determined based upon Pricing Tier 4.

"Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

"Arranger" or "Arrangers" means, either individually or collectively as the context may require, MUFG, Canadian Imperial Bank of Commerce and Royal Bank of Canada, in their capacities as joint lead arrangers and joint bookrunners.

"Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

3

4 “Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease. “Audited Financial Statements” means the audited consolidated balance sheet of the Company and its Subsidiaries as of February 28, 2026, and the related consolidated statements of earnings, shareholders’ equity and cash flows of the Company and its Subsidiaries for the fiscal year ended on that date, including the notes thereto. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an interest period or any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed pursuant to Section 3.07(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, for any day, a rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by MUFG as its “prime rate” and (c) SOFR in effect on such day (taking into account any SOFR floor set forth in the definition of “Daily SOFR”) plus 1%; provided that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by MUFG based upon various factors including MUFG’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by MUFG shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.02 or Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Loan that bears interest at a rate based on the Base Rate. “Benchmark” means, initially, Daily SOFR; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.07, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.07. “Benchmark Replacement” means, for any Available Tenor, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative

5 Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided that, if such the Benchmark Replacement as so determined would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with a Benchmark Replacement for any setting of such Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c). For the avoidance of doubt, (A) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors (if applicable) of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or

6 publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor (if applicable) of such Benchmark (or such component thereof); or (c) a public statement or publication of information by any of the entities referenced in clause (b) above announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 3.07 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark in accordance with Section 3.07. “Beneficial Ownership Certification” means a certification regarding beneficial ownership that is required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type made by each of the Lenders pursuant to Section 2.01. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York State or the state where the Administrative Agent’s Office is located. “CarMax Funding II” means CarMax Funding II, LLC, a Delaware limited liability company.

7 “CarMax Funding III” means CarMax Funding III, LLC, a Delaware limited liability company. “CarMax Funding IV” means CarMax Funding IV, LLC, a Delaware limited liability company. “CarMax Funding V” means CarMax Funding V, LLC, a Delaware limited liability company. “CarMax Funding VI” means CarMax Funding VI, LLC, a Delaware limited liability company. “CarMax Funding VII” means CarMax Funding VII, LLC, a Delaware limited liability company. “Cash Equivalents” means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit with (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, (d) marketable short-term money market and similar funds (including such funds investing a portion of their assets in municipal securities) having a rating of at least P-1 or A-1 from either S&P or Moody’s, respectively (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower), (e) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed or insured by the United States government or any agency or instrumentality of the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (f) investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940 which are administered by reputable financial institutions having capital of at least $500,000,000, (g) investment funds investing at least 95% of their assets in securities of the types (including as to credit quality and maturity) described in clauses (b) through (f) above and (h) solely with respect to any Foreign Subsidiary, investments of comparable tenor and credit quality to those described in the foregoing clauses (b) through (g) customarily utilized in countries in which such Foreign Subsidiary operates for short term cash management purposes. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, rules, guidelines or directives under or issued in connection therewith or in the implementation thereof and (y) all regulations, requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

8 “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) the Borrower ceases to be a direct or indirect, wholly-owned Subsidiary of the Company; or (d) the Borrower becomes a direct or indirect Subsidiary of any Subsidiary that is not a Loan Party. “Closing Date” means June 15, 2026. “Code” means the Internal Revenue Code of 1986. “Collection Account” means any bank account established expressly for the remittance of collections related to Permitted Retail Installment Contracts. “Commitment” means, as to each Lender, its obligation to make or maintain a Term Loan to the Borrower pursuant to Section 2.01, in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. The aggregate amount of Commitments of all Lenders on the Closing Date is Five Hundred Million Dollars ($500,000,000). “Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Company” has the meaning specified in the introductory paragraph hereto. “Company Guaranty Agreement” means the Company Guaranty Agreement, dated as of the date hereof, made by the Company in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit E.

9 “Company Margin Stock” means capital stock issued by the Company that (i) constitutes “margin stock” within the meaning of such term under Regulation U of the Federal Reserve Board and (ii) would, taking into account all other “margin stock” held by the Company and its Subsidiaries, cause the value of all such “margin stock” to exceed 25% of the value of all assets of the Company and its Subsidiaries that directly or indirectly secure (with the meaning of Regulation U of the Federal Reserve Board) the Obligations. “Compliance Certificate” means a certificate substantially in the form of Exhibit C. “Conforming Changes” means, with respect to the initial Benchmark or any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions of “Base Rate”, “SOFR”, “Daily SOFR”, “Borrowing”, “Business Day”, “SOFR Business Day” or “Interest Period” or any similar of analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period; (ii) the provision for Federal, state, local and foreign income taxes based on income, profits or capital payable by the Company and its Subsidiaries for such period; (iii) depreciation and amortization expense; (iv) share-based compensation expense reducing such Consolidated Net Income which does not represent a cash item in such period or any future period; (v) other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period; and (vi) the amortization or expense of all premiums, fees and expenses payable to the extent related to Indebtedness; and minus (b) the following to the extent included in calculating such Consolidated Net Income: (x) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period and (ii) all non-cash items increasing such Consolidated Net Income. “Consolidated EBITDAR” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated EBITDA for such period, plus Consolidated Rental Obligations for such period.

10 “Consolidated Funded Debt” means, with respect to the Company and its Subsidiaries on a consolidated basis, at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Persons for borrowed money and all monetary obligations of such Persons evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all unreimbursed obligations of such Persons arising under drawn letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Persons (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Persons or is limited in recourse; (d) capital leases and Synthetic Lease Obligations; and (e) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, Consolidated Funded Debt shall include the Indebtedness of the types described above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company or the foreign equivalent thereof) in which the Company or any of its Subsidiaries is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (in which case such Indebtedness shall not be included) or the liability of such Person in respect of such Indebtedness is otherwise limited (in which case such Indebtedness shall only be included to the extent of such liability). The amount of any Indebtedness secured by a Lien on property owned or being purchased by the Company or any of its Subsidiaries shall be deemed to be the lesser of the outstanding amount of such Indebtedness and the fair market value of such property as determined by such Person in good faith if recourse with respect to such Indebtedness is expressly limited to such property. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. Consolidated Funded Debt shall not include the liabilities of any Excluded Special Purpose Finance Subsidiary. “Consolidated Interest and Rent Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDAR for the four fiscal quarter period ending on such date to (b) Consolidated Interest Charges for such period plus Consolidated Rental Obligations for the four fiscal quarter period ending on such date ((x) excluding such rental obligations with respect to real property leased by the Company and its Subsidiaries at the beginning of such period that was purchased by the Company and its Subsidiaries during such four quarter period, but (y) including, on an annualized basis, such rental obligations with respect to real property owned by the Company and its Subsidiaries at the beginning of such period that was Disposed pursuant to a sale and leaseback transaction consummated during such period). “Consolidated Interest Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all gross interest expense (without reducing such amount by, or otherwise netting out, any interest income, floorplan assistance, interest credits or other similar income), premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with borrowed money or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, but excluding any such interest or expense of (i) an Excluded Special Purpose Finance Subsidiary or (ii) any Person that is neither the Company nor a

11 Subsidiary, which interest or expense (in the case of each of clauses (i) and (ii)) arises pursuant to a Permitted Sale Facility, and (b) the portion of rent expense of the Company and its Subsidiaries with respect to such period under (i) capital leases that is treated as interest in accordance with GAAP and (ii) Synthetic Lease Obligations that would be treated as interest under GAAP were such leases treated as capital leases. “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) an amount equal to (i) the Consolidated Funded Debt as of such date plus (ii) the product of (A) six (6) times (B) Consolidated Rental Obligations for the four fiscal quarter period ending on such date ((x) excluding such rental obligations with respect to real property leased by the Company and its Subsidiaries at the beginning of such period that was purchased by the Company and its Subsidiaries during such four quarter period, but (y) including, on an annualized basis, such rental obligations with respect to real property owned by the Company and its Subsidiaries at the beginning of such period that was Disposed pursuant to a sale and leaseback transaction consummated during such period) to (b) Consolidated EBITDAR for the four fiscal quarter period ending on such date. “Consolidated Net Income” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the net income of the Company and its Subsidiaries for such period (excluding any income (or loss) for such period of any Person if such Person is not a Subsidiary, except that the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution shall be included in Consolidated Net Income). “Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) an amount equal to (i) the Consolidated Funded Debt as of such date minus (ii) the amount of unrestricted cash and Cash Equivalents held by any Loan Party in the United States as of such date in excess of $15,000,000 (which cash is verifiable by the Administrative Agent) plus (iii) the product of (A) six (6) times (B) Consolidated Rental Obligations for the four fiscal quarter period ending on such date ((x) excluding such rental obligations with respect to real property leased by the Company and its Subsidiaries at the beginning of such period that was purchased by the Company and its Subsidiaries during such four quarter period, but (y) including, on an annualized basis, such rental obligations with respect to real property owned by the Company and its Subsidiaries at the beginning of such period that was Disposed pursuant to a sale and leaseback transaction consummated during such period) to (b) Consolidated EBITDAR for the four fiscal quarter period ending on such date. “Consolidated Rental Obligations” means, for any period, the aggregate amount of all rental obligations accrued during such period for which the Company and its Subsidiaries are directly or indirectly liable (as lessee or as guarantor or other surety but without duplication) under all leases (excluding capital leases) in effect at any time during such period, all as determined on a consolidated basis in accordance with GAAP. “Consolidated Unencumbered Current Assets” means, as of any date of determination, the book value of current assets of the Company and its Subsidiaries, on a consolidated basis, that are not subject to any Lien securing Indebtedness. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

12 “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Credit Extension” means a Borrowing. “Credit Facilities” means, collectively, the Revolving Credit Facility and the Term Loan Facility. “Credit Facility Documents” means the Revolving Credit Facility, the Term Loan Facility and all other instruments, agreements and other documents evidencing, securing or governing the Indebtedness evidenced by the Revolving Credit Facility or the Term Loan Facility or providing for any guarantee or other right in respect thereof. “Daily SOFR” shall mean, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is two (2) SOFR Business Days prior to (i) if such SOFR Rate Day is a SOFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a SOFR Business Day, the SOFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website (or any successor source). If by 5:00 p.m. on the second (2nd) SOFR Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been so published and a Benchmark Replacement with respect to Daily SOFR has not been implemented in accordance with Section 3.07, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding SOFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of the calculation of Daily SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower or the Company. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Daily SOFR Loan” means a Loan that bears interest at a rate based on Daily SOFR. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that with respect to a Daily SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum. “Defaulting Lender” means, subject to Section 2.18(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the

13 Company or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect with respect to its funding obligations hereunder (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.18(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company and each Lender promptly following such determination. “Delaware Divided LLC” means any Delaware LLC which has been formed upon consummation of a Delaware LLC Division. “Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware. “Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself or whose government is the subject of any territorial Sanction. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and including any disposition of property to a Delaware Divided LLC pursuant to a Delaware LLC Division, but excluding sales, transfers or other dispositions of Company Margin Stock that is held by the Company as treasury stock. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of any state of the United States or the District of Columbia.

14 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” has the meaning specified in Section 10.17. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)). “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

15 “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability upon the Company or any ERISA Affiliate under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, that has not been satisfied in full. “Erroneous Payment” has the meaning specified in Section 10.21(a). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Excluded Special Purpose Finance Subsidiaries” means, collectively, (a) CarMax Funding II, (b) CarMax Auto Funding LLC, a Delaware limited liability company, (c) CarMax Funding III, (d) CarMax Funding IV, (e) CarMax Funding V, (f) CarMax Funding VI, (g) CarMax Funding VII, (h) CarMax Funding Services, LLC, a Delaware limited liability company, (i) CarMax Funding Services II, LLC, a Delaware limited liability company, and (j) any other special purpose Subsidiary formed to purchase or otherwise acquire retail installment contracts in connection with an existing or proposed Permitted Sale Facility and which does not conduct any business other than in connection with such Permitted Sale Facility. “Excluded Subsidiaries” means (a) Glen Allen Insurance, Ltd., a Bermuda company and any other captive insurance subsidiary; (b) each Excluded Special Purpose Finance Subsidiary; (c) any Subsidiary of the Company that is (i) a Foreign Subsidiary or a Subsidiary of a Foreign Subsidiary, (ii) a FSHCO or (iii) a Subsidiary that is not wholly-owned by a Loan Party; (d) any Subsidiary of the Company (i) that is prohibited from guaranteeing the Obligations by applicable Law, (ii) that would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee, in each case unless such consent, approval, license or authorization has been received or (iii) that is prohibited from guaranteeing the Obligations by any agreement or other undertaking to which such Subsidiary is a party (with any Person other than another Subsidiary or an Affiliate of the Company) or by which its property or assets is bound existing on the Closing Date, or with respect to any Subsidiary acquired after the Closing Date, existing as of the date of acquisition (as long as such agreement or other undertaking was not incurred in contemplation of such acquisition and is disclosed to the Administrative Agent), in each case, as long as such prohibition is in effect; (e) each Immaterial Subsidiary; and (f) any not-for-profit subsidiary; provided that, in no event shall any borrower or guarantor in respect of the Revolving Credit Facility or the Term Loan Facility be an Excluded Subsidiary. “Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Company or the Borrower hereunder, (a) Taxes imposed on or measured by its overall net income (however denominated), including branch profits Taxes, and franchise Taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits Taxes imposed by the United States or any similar tax imposed by any other

16 jurisdiction in which the Company or the Borrower, as the case may be, is located, (c) any U.S. federal withholding Taxes imposed pursuant to FATCA and (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 10.13), any U.S. federal withholding Tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Company or the Borrower, as the case may be, with respect to such withholding Tax pursuant to Section 3.01(a). “FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any intergovernmental agreements entered into pursuant thereto. “Federal Funds Rate” means, for any day, the greater of (a) zero and (b) the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Central time) on such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States. “Fee Letter” means, collectively or individually as the context may require, (a) that certain engagement letter dated as of May 27, 2026, by and between MUFG and the Borrower and (b) any other fee letter between the Borrower and MUFG or any Lender executed in connection with this Agreement. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Daily SOFR. The Borrower, the Administrative Agent and the Lenders acknowledge that the Floor as of the Closing Date is zero percent per annum (0.00%). “Foreign Lender” means, with respect to the Company or the Borrower, any Lender that is organized under the laws of a jurisdiction other than that in which the Company or the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means any direct or indirect Subsidiary of the Company other than a Domestic Subsidiary. “FSHCO” means any Domestic Subsidiary of the Company substantially all of whose assets consists of the Equity Interests of one or more Foreign Subsidiaries. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

17 “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided, however, that the term “Guarantee” shall not include endorsements of drafts or other negotiable instruments for collection or deposit in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date, or entered into in connection with any acquisition or Disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith; provided, however, that the amount of any Guarantee described in clause (b) above which is expressly non-recourse to the other assets of such Person shall be deemed to be the lesser of the amount determined as described above and the fair market value of the assets subject to such Lien as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranties” means the Company Guaranty Agreement and the Subsidiary Guaranty Agreement. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Immaterial Subsidiary” means any Subsidiary that neither (a) has total assets in excess of 5% of the consolidated total assets of the Company and its Subsidiaries (based upon and as of the date of the most recent consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 6.01), nor (b) has total revenues in excess of 5% of the consolidated total revenues of the Company and its

18 Subsidiaries for the most recent four-quarter period (based upon and ending on the date of the most recent consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 6.01), with any Subsidiary which was previously an Immaterial Subsidiary ceasing to be an Immaterial Subsidiary on the date financial statements delivered pursuant to Section 6.01 demonstrate that such Subsidiary ceases to qualify as an Immaterial Subsidiary; provided, that, (i) the total assets held by all Subsidiaries treated as Immaterial Subsidiaries hereunder shall not exceed 15% of the consolidated total assets of the Company and its Subsidiaries (based upon and as of the date of the most recent consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 6.01) and (ii) the total revenues generated by all Subsidiaries treated as Immaterial Subsidiaries hereunder shall not exceed 15% of the consolidated total revenues of the Company and its Subsidiaries for the most recent four-quarter period (based upon and ending on the date of the most recent consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 6.01). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments issued or created for the account of such Person; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (x) trade accounts payable arising in the ordinary course of business, (y) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and (z) current liabilities consisting of expenses accrued in the ordinary course of business); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) capital leases and Synthetic Lease Obligations; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company or the foreign equivalent thereof) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (in which case such Indebtedness shall not be included) or the liability of such Person in respect of such Indebtedness is otherwise limited (in which case such Indebtedness shall only be included to the extent of such liability). The amount of any Indebtedness

19 secured by a Lien on property owned or being purchased by any Person shall be deemed to be the lesser of the outstanding amount of such Indebtedness and the fair market value of such property as determined by such Person in good faith if recourse with respect to such Indebtedness is expressly limited to such property. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. “Indemnified Taxes” means Taxes other than Excluded Taxes. “Indemnitees” has the meaning specified in Section 10.04(b). “Information” has the meaning specified in Section 10.07. “Interest Payment Date” means the first Business Day of each calendar month. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit; provided however, that investments made by the Company or any of its Subsidiaries at the direction of an employee thereof under any deferred compensation plan or “rabbi trust” formed in connection with such plan shall not constitute “Investments” for purposes of this Agreement. “IRS” means the United States Internal Revenue Service. “Joinder Agreement” means each Joinder Agreement, substantially in the form of Exhibit G, executed and delivered by a Subsidiary or any other Person to the Administrative Agent, for the benefit of the Lenders, pursuant to Section 6.12. “Joint Venture” means any Person in whom the Company or any of its Subsidiaries beneficially owns 50.0% or less of the Equity Interests thereof entitled to vote for members of the board of directors or equivalent governing body. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lender” has the meaning specified in the introductory paragraph hereto. “Lender Party” has the meaning specified in Section 10.21(a). “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent, which office may include any Affiliate of such

20 Lender or any domestic or foreign branch of such Lender or such affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Leverage Holiday” has the meaning specified in Section 7.07. “Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” means the Term Loan, or any portion thereof. “Loan Documents” means, collectively, this Agreement, each Joinder Agreement, each Note, each Guaranty and the Fee Letter. “Loan Notice” means a notice of (a) a Borrowing, or (b) a conversion of Loans from one Type to the other pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) appropriately completed and signed by a Responsible Officer of the Borrower. “Loan Parties” means, collectively, the Company, the Borrower and each Subsidiary Guarantor. “Material Acquisition” mean any Acquisition that the aggregate consideration therefor (including Indebtedness assumed in connection therewith) equals or exceeds $250,000,000. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the business, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; (b) a material impairment of the ability of the Loan Parties, taken as a whole, to perform their payment or guaranty obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Maturity Date” means June 15, 2029. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Most Favored Lender Provisions” has the meaning specified in Section 6.14. “MUFG” means MUFG Bank, Ltd. and its successors. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Non-Consenting Lender” means any Lender that does not approve any amendment, waiver or consent that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (ii) has been approved by the Required Lenders.

21 “Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender to the Borrower, substantially in the form of Exhibit B. “Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit H or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Loan Party as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and bylaws of such corporation (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement of such company; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with the formation or organization of such partnership, joint venture, trust or other entity with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document. “Outstanding Amount” means with respect to the Term Loan, on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of the Term Loan occurring on such date. “Payment Recipient” has the meaning specified in Section 10.21(a). “Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d). “Patriot Act” has the meaning specified in Section 10.18. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Company or any ERISA Affiliate or to which the Company or any ERISA Affiliate

22 contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years. “Permitted Retail Installment Contract” means a vehicle retail installment contract sold, transferred or assigned by the Company or a Subsidiary to the applicable purchaser, transferee or assignee pursuant to a Permitted Sale Facility. “Permitted Sale Facilities” means, collectively, (i) each ABCP Facility, (ii) each Term Securitization Program, (iii) each arrangement under which Third-Party Contracts are sold for fair market value to financial institutions or other lenders and (iv) each other arrangement which provides for the sale, transfer or assignment of retail installment contracts originated by the Company or any other Loan Party to a third party purchaser, transferee or assignee and in a transaction that constitutes a “true sale” for bankruptcy purposes for a price equal to not less than the fair market value of such retail installment contracts and on such other terms and conditions as shall be reasonable and customary for such transactions; provided, however, that, in the case of any arrangement described in clause (iii) or (iv) above, except as may be required by credit risk retention rules under applicable Law, (x) such arrangement does not create Indebtedness (except for income tax or GAAP purposes) of the Company or any Subsidiary (other than an Excluded Special Purpose Finance Subsidiary), (y) such arrangement does not include (1) provisions under which the Company or any Subsidiary (other than an Excluded Special Purpose Finance Subsidiary) directly assumes the credit risk associated with such retail installment contracts, (2) direct or indirect recourse provisions under which, based on the historical performance of such retail installment contracts, the Company or any Subsidiary (other than an Excluded Special Purpose Finance Subsidiary) could reasonably be expected to suffer economic loss, or (3) any recourse provisions which are not customary for transactions of such type and (z) such arrangement does not result in the creation of any Lien on the assets of the Company or any Subsidiary (other than Excluded Special Purpose Finance Subsidiaries), other than Liens on such retail installment contracts and the Related Property. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Company or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Platform” has the meaning specified in Section 6.02. “Pro Forma Basis” “Pro Forma Compliance” and “Pro Forma Effect” means, in respect of a Specified Transaction, that such Specified Transaction and the following transactions in connection therewith (to the extent applicable) shall be deemed to have occurred as of the first day of the applicable period of measurement for the applicable covenant or requirement: (a)(i) with respect to any Disposition of all or substantially all Equity Interests in any Subsidiary or any division or product line of the Company or any Subsidiary, income statement items (whether positive or negative) attributable to the property or Person, if any, subject to such Disposition shall be excluded and (ii) with respect to any Acquisition, income statement items (whether positive or negative) attributable to the Person or property acquired shall be included to the extent relating to any period applicable in such calculations to the extent such items are not otherwise included in such income statement items for the Company and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, (b) any retirement of Indebtedness and (c) any incurrence or assumption of Indebtedness by the Company or any Subsidiary (and if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in

23 effect with respect to such Indebtedness as at the relevant date of determination); provided that (A) Pro Forma Basis, Pro Forma Compliance and Pro Forma Effect in respect of any Specified Transaction shall be calculated in a reasonable and factually supportable manner and certified by a Responsible Officer of the Company and (B) any such calculation shall be subject to the applicable limitations set forth in the definition of Consolidated EBITDA. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is Daily SOFR, 3:00 p.m. (New York City time) on the day that is four (4) Business Days preceding the date of such setting, and (b) if such Benchmark is not Daily SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Register” has the meaning specified in Section 10.06(c). “Related Indemnified Party” means, with respect to any Indemnitee, (a) any Controlling or Controlled Affiliate of such Indemnitee, (b) the respective directors, officers, managers or employees of such Indemnitee or any of its Controlling or Controlled Affiliates and (c) the respective agents, advisors and representatives of such Indemnitee or any of its Controlling or Controlled Affiliates, in the case of this clause (c), acting at the instructions of such Indemnitee; provided, that each reference to a Controlled or Controlling Affiliate in this sentence pertains to a Controlled or Controlling Affiliate involved, directly or indirectly, in the negotiation, syndication or administration of the credit facilities provided for herein. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Related Property” means, with respect to any retail installment contract, (a) the Lien created by such contract in the vehicle purchased under such contract, (b) all other Liens, if any, (other than Liens on assets of the Company or any Subsidiary) to secure payment of such contract, (c) all guaranties, insurance contracts and other agreements or arrangements of whatever character from time to time supporting or securing payment of such contract, (d) all documents evidencing such contract or the Liens, guaranties, agreements or arrangements described in clauses (a) through (c) above, (e) all present and future claims, demands, causes of action and choses in action in respect of the foregoing and (f) all proceeds of the foregoing. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Total Outstandings; provided that the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

24 “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, the president, the chief financial officer, any executive vice president, any senior vice president, any vice president, the treasurer, the secretary or any assistant treasurer of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof). “Revolving Credit Facility” means the Amended and Restated Credit Agreement, dated as of June 21, 2023, among the Borrower, the Company, Bank of America, N.A., as administrative agent, the lenders party thereto, and the other parties thereto, as amended, restated, amended and restated, refinanced, replaced, supplemented or otherwise modified from time to time. “Revolver Repricing Amendment” means an amendment to the Revolving Credit Facility pursuant to which the Pricing Tiers set forth in the Applicable Rate definition therein are determined by reference to the Consolidated Net Leverage Ratio, in form and substance reasonably satisfactory to the Administrative Agent. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and any successor thereto. “Sanctioned Person” means any Person that is (a) listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State or that is otherwise the target of Sanctions, (b) any Person located, organized or resident in a Designated Jurisdiction, or (c) any Person 50% or more owned or otherwise controlled by any such Person or Persons. “Sanction(s)” means any economic, financial or trade sanction administered or enforced by the United States Government, including those administered by OFAC, the United Nations Security Council, the European Union, His Majesty’s Treasury or other applicable sanctions authority recognized by the foregoing. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “SOFR” means, with respect to any SOFR Business Day, a rate per annum equal to the secured overnight financing rate for such SOFR Business Day published by the SOFR Administrator on the SOFR Administrator’s Website.

25 “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at https://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Business Day” means any day (other than a Saturday or Sunday) on which banks generally are open in New York City, New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system except a day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Specified Transaction” means (a) any Acquisition, (b) any Investment that results in a Person becoming a Subsidiary, (c) any Disposition that results in a Subsidiary ceasing to be a Subsidiary of the Company, (d) any Disposition of a business unit, line of business or division of the Company or any Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise and (e) any other event that by the express terms of the Loan Documents requires Pro Forma Compliance with a test or covenant, calculation as to Pro Forma Effect with respect to a test or covenant or requires such test or covenant to be calculated on a Pro Forma Basis. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, (a) all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company and (b) all references herein to “Subsidiaries” in connection with financial statements or financial ratios (or the components thereof) shall refer to the Subsidiaries of the Company the accounts of which (i) are consolidated with those of the Company in its consolidated financial statements or (ii) would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared in accordance with GAAP. “Subsidiary Guarantors” means, collectively, all Subsidiaries executing a Subsidiary Guaranty Agreement on the Closing Date and all other Subsidiaries that enter into a Joinder Agreement. “Subsidiary Guaranty Agreement” means the Subsidiary Guaranty Agreement, dated as of the date hereof, made by the Subsidiary Guarantors in favor of the Administrative Agent and the Lenders, substantially in the form of Exhibit F. “Swap Contracts” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and

26 Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan” has the meaning specified in Section 2.01. “Term Loan Facility” means, the Term Loan Credit Agreement, dated as of October 15, 2021, among the Borrower, the Company, U.S. Bank National Association, as administrative agent, the lenders from time to time party thereto and the other parties from time to time party thereto, in each case, as amended, restated, amended and restated, refinanced, replaced, supplemented or otherwise modified from time to time. “Term Securitization Programs” means (a) the public securitization programs identified on Schedule 1.01 and (b) any other securitization program under which a pool of retail installment contracts originated by the Company or any other Loan Party is sold, transferred or assigned to one or more special purpose entities in a transaction that constitutes a “true sale” for bankruptcy purposes (as evidenced by an opinion prepared and delivered in a manner consistent with market standards by reputable independent counsel experienced in securitization transactions) for a price equal to not less than the fair market value of such retail installment contracts and on such other terms and conditions as shall be reasonable and customary for such transactions; provided, however, that, except as may be required by credit risk retention rules under applicable Law, (x) such arrangement does not include (i) provisions under which the Company or any Subsidiary (other than an Excluded Special Purpose Finance Subsidiary) directly assumes the credit risk associated with such retail installment contracts, (ii) direct or indirect recourse provisions under which, based on the historical performance of such retail installment contracts, the Company or any Subsidiary (other than an Excluded Special Purpose Finance Subsidiary) could reasonably be expected to suffer economic loss, or (iii) any recourse provisions which are not customary for transactions of such type and (y) such arrangement does not result in the creation of any Lien on the assets of the Company or any Subsidiary (other than Excluded Special Purpose Finance Subsidiaries), other than Liens on such retail installment contracts and the Related Property. “Third-Party Contract” means a retail installment contract originated by the Company or any other Loan Party, which contract is assigned to a financial institution or other lender that is not an Affiliate of the Company, promptly after origination.

27 “Threshold Amount” means $125,000,000. “Total Outstandings” means the aggregate Outstanding Amount of all Loans. “Type” means, with respect to the Term Loan, its character as a Base Rate Loan or a Daily SOFR Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” and “U.S.” mean the United States of America. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “wholly-owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly-owned Subsidiaries of such Person. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise

28 modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of, or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. (b) Changes in GAAP or Accounting Practices; Lease Accounting. If at any time any change in GAAP or any change in any accounting practice or financial reporting practice of any Loan Party made in accordance with GAAP would affect the computation of any financial ratio, basket or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio, basket or requirement to preserve the original intent thereof in light of such change in GAAP or such change in accounting practice or financial reporting practice (subject to the approval of the Required Lenders not to be unreasonably withheld, conditioned or delayed); provided that, until so amended, (i) such ratio, basket or requirement shall continue to be computed in accordance with GAAP or such accounting practice or financial reporting practice prior to such change therein and (ii) the Company shall provide to the Administrative Agent and

29 the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio, basket or requirement made before and after giving effect to such change in GAAP or such change in accounting practice or financial reporting practice. Notwithstanding the forgoing or any provision herein to the contrary, any lease that is characterized as an operating lease in accordance with GAAP after the Company’s adoption of ASC 842 (regardless of the date on which such lease has been entered into) shall not be a capital or finance lease, and any such lease shall be, for all purposes of this Agreement, treated as though it were reflected on the Company’s consolidated financial statements in the same manner as an operating lease would have been reflected prior to the Company’s adoption of ASC 842. 1.04 Rounding. Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.06 Timing of Performance. When the performance of any covenant, duty or obligation (other than a payment obligation arising under the Loan Documents) is required to be performed on a day which is not a Business Day, the date of such performance shall extend to the immediately succeeding Business Day. 1.07 Pro Forma Calculation. Notwithstanding anything to the contrary herein, the Consolidated Interest and Rent Coverage Ratio, the Consolidated Leverage Ratio and the Consolidated Net Leverage Ratio, as applicable, shall be calculated on a Pro Forma Basis with respect to each Specified Transaction occurring during the applicable four quarter period to which such calculation relates, and/or subsequent to the end of such four-quarter period but not later than the date of such calculation; provided that, notwithstanding the foregoing, when calculating the Consolidated Interest and Rent Coverage Ratio, the Consolidated Net Leverage Ratio or the Consolidated Leverage Ratio, as applicable, for purposes of (i) the Applicable Rate and (ii) determining actual compliance (and not Pro Forma Compliance or compliance on a Pro Forma Basis) with the financial covenants set forth in Section 7.07, any Specified Transaction and any related adjustment contemplated in the definition of Pro Forma Basis (and corresponding provisions of the definition of Consolidated EBITDA) that occurred subsequent to the end of the applicable four quarter period shall not be given Pro Forma Effect. With respect to any provision of this Agreement (other than the provisions of Section 7.07) that requires compliance or Pro Forma Compliance with the financial covenants set forth in Section 7.07, such compliance or Pro Forma Compliance shall be required regardless of whether the Company is otherwise required to comply with such covenant under the terms of Section 7.07 at such time. 1.08 Rates. Daily SOFR is derived from SOFR. Sections 3.03 and 3.07 provides a mechanism for (a) determining an alternative rate of interest if Daily SOFR is no longer available or in the other circumstances set forth in Sections 3.03 and 3.07 and (b) modifying this Agreement to give effect to such alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, or any other matter related to SOFR or other rates in the definition of “Daily SOFR” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including any Benchmark Replacement), including without limitation whether any such alternative, successor, or replacement reference rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Sections 3.03 and 3.07, will have the same value as, or be economically equivalent to, Daily SOFR. The Administrative Agent and its affiliates or

30 other related entities may engage in transactions that affect the calculation of Base Rate, SOFR, Daily SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement), or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, Daily SOFR, SOFR, or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 Term Loans. Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make a term loan to the Borrower in Dollars (the “Term Loan”) on the Closing Date, in an amount equal to such Lender’s Commitment by making immediately available funds available to the Administrative Agent’s designated account, not later than the time specified by the Administrative Agent. Amounts repaid or prepaid in respect of the Term Loans may not be reborrowed. The Term Loan may consist of Base Rate Loans or Daily SOFR Loans, or a combination thereof, as further provided herein. As of the Closing Date, the Outstanding Amount of the Term Loan is $500,000,000. 2.02 Borrowings and Conversions. (a) Each Borrowing and each conversion of Loans from one Type to the other shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by: (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than (i) 1:00 p.m. one Business Day prior to the requested date of any Borrowing of Daily SOFR Loans, or of any conversion of Daily SOFR Loans to Base Rate Loans or of any conversion of Base Rate Loans to Daily SOFR Loans, and (ii) 11:00 a.m. on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of or conversion of Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice shall specify (i) whether the Borrower is requesting a Borrowing, or a conversion of Loans from one Type to the other, (ii) the requested date of the Borrowing or conversion, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed or converted, and (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted. If the Borrower fails to provide a timely Loan Notice requesting a conversion of Daily SOFR Loans to Base Rate Loans, such Loans shall continue as Daily SOFR Loans. If the Borrower fails to specify a Type of Loan in a Loan Notice, then the applicable Loans shall be made as Daily SOFR Loans. (b) Upon satisfaction of the applicable conditions set forth in Section 4.01, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of MUFG with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

31 (c) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Daily SOFR Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in MUFG’s prime rate used in determining the Base Rate promptly following the public announcement of such change. 2.03 [Reserved]. 2.04 [Reserved]. 2.05 [Reserved]. 2.06 Prepayments. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 2:00 p.m. (A) one Business Day prior to the date of repayment of a Daily SOFR Loan and (B) on the date of prepayment of any Base Rate Loan; and (ii) any prepayment of Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice must be in the form of a Notice of Loan Prepayment and shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment of principal and interest accrued thereon and the payment amount specified in such notice shall be due and payable on the date specified therein. Subject to Section 2.18, each such principal prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. Notwithstanding the foregoing, the Borrower may rescind any notice of prepayment, if such prepayment would have resulted from a refinancing of all or a portion of the Loans hereunder, which refinancing shall not be consummated or shall otherwise be delayed. 2.07 [Reserved]. 2.08 Repayment of Loans. The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of the Term Loans outstanding on such date. 2.09 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Daily SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to Daily SOFR plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such overdue amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of

32 the Required Lenders, such overdue amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears (i) on each Interest Payment Date applicable thereto and (ii) at such other times as may be specified herein; provided, however, that, in the case of clause (i) above, if the Administrative Agent fails to provide the Borrower with a statement of interest with respect to such Loan on or prior to such Interest Payment Date, interest on such Loan shall be due and payable upon the Borrower’s receipt of such statement. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.10 Fees. (a) The Company shall pay to the Arrangers and the Administrative Agent, for their own respective accounts, fees in the amounts and at the times specified in any Fee Letter between an Arranger or the Administrative Agent and the Company or the Borrower. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (b) The Company and the Borrower, as applicable, shall pay to the Lenders such other fees, if any, with respect to the Loan Documents, the Loans or the Commitment, as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.11 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest, including those with respect to Daily SOFR Loans, shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.13(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.12 Evidence of Debt. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in

33 addition to such accounts or records. Each Lender may attach schedules to any of its Notes and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. 2.13 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to 12:00 noon on the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date and at the time required in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any reasonable administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Daily SOFR Loans; provided, however, that the Administrative Agent shall demand such payment from the Borrower only if such Lender has failed to make such payment forthwith on demand or if the Administrative Agent is prohibited by Law or otherwise from making such demand on such Lender. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders

34 hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender to the Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 10.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.14 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that: (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a

35 participation in any of its Loans to any assignee or participant, other than an assignment to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply) Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.15 [Reserved]. 2.16 [Reserved]. 2.17 [Reserved]. 2.18 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.18(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (b) Defaulting Lender Cure. If the Company and the Administrative Agent agree in writing in their sole discretion that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice

36 and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided, however, that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes. (i) Any and all payments by or on account of any obligation of the Company or the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes, provided that if applicable law requires the deduction or withholding of any Taxes from such payments, then the Administrative Agent, the Company or the Borrower, as applicable, shall be entitled to make such deduction or withholding. (ii) If the Borrower, the Company or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Borrower or the Company shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the applicable recipient receives an amount equal to the sum it would have received had no such withholding or deduction for Indemnified Taxes or Other Taxes been made. (iii) If the Borrower, the Company or the Administrative Agent shall be required by any applicable laws other than the Code to withhold or deduct any Taxes from any payment, then (A) the Borrower, the Company or the Administrative Agent, as required by such laws, shall withhold or make such deductions as are determined by it to be required, (B) the Borrower, the Company or the Administrative Agent, to the extent required by such laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Borrower or the Company shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the applicable recipient receives

37 an amount equal to the sum it would have received had no such withholding or deduction for Indemnified Taxes or Other Taxes been made. (b) Payment of Other Taxes by the Company and the Borrower. Without limiting the provisions of subsection (a) above, the Company and the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) (i) Indemnification by the Company and the Borrower. The Company and the Borrower (jointly and severally) shall indemnify the Administrative Agent and each Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability, setting forth in reasonable detail the calculation of such amount, delivered to the Company or the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. The Borrower and the Company (jointly and severally) shall indemnify the Administrative Agent and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. Upon making such payment to the Administrative Agent, the Borrower or the Company, as applicable, shall be subrogated to the rights of the Administrative Agent pursuant to Section 3.01(c)(ii)(y) and (z) below against the applicable Lender, other than the right of set-off pursuant to the last sentence of Section 3.01(c)(ii). (ii) Indemnification by the Lenders. Each Lender shall, and does hereby severally indemnify and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent, for any Indemnified Taxes or Other Taxes attributable to such Lender (but only to the extent that the Company or the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes or Other Taxes and without limiting the obligation of the Company and the Borrower to do so), (y) the Administrative Agent, the Borrower and the Company for any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent, the Borrower and the Company for any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent, the Borrower or the Company in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company or the Borrower to a Governmental Authority, the Company or the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt

38 issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Company or the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Company (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Company or the Borrower is resident for tax purposes in the United States: (A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Administrative Agent), whichever of the following is applicable: (I) duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable claiming eligibility for benefits of an income tax treaty to which the United States is a party, (II) duly completed copies of Internal Revenue Service Form W-8ECI, (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x)

39 a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Company or the applicable Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN or W- 8BEN-E, as applicable, or (IV) to the extent a Foreign Lender is not the beneficial owner IRS Form W-8IMY, accompanied by a Form W-8ECI, W-8BEN, W- 8BEN-E, W-9 or any other required information from each beneficial owner, as applicable; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Administrative Agent), any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01(e) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Company or the Borrower or with respect to which the

40 Company or the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower, as applicable, an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Company or the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Company and the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Company or the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Company or the Borrower or any other Person. (g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Illegality. Subject to the provisions of Section 3.07, if the Administrative Agent or any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to Daily SOFR, or to determine or charge interest rates based upon Daily SOFR, then, on notice thereof by such Lender to the Company through the Administrative Agent, (i) any obligation of such Lender to make or continue Daily SOFR Loans or to convert Base Rate Loans to Daily SOFR Loans, shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the SOFR component of the Base Rate, the interest rate on such Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Company and the Borrower (jointly and severally) shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all such Daily SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the SOFR component of the Base Rate), immediately and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Daily SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Daily SOFR. Upon any such prepayment or conversion, the Company and the Borrower (jointly and severally) shall also pay accrued interest on the amount so prepaid or converted. 3.03 Inability to Determine Rates. Subject to the provisions of Section 3.07, if in connection with any request for a Daily SOFR Loan or a conversion thereto (i) the Administrative Agent determines that the interest rate applicable to Daily SOFR Loans for any requested Interest Period is not ascertainable or available (including, without limitation, because the applicable Reuters Screen (or on any successor or substitute page on such screen) is unavailable) or (ii) the Administrative Agent or the Required Lenders determine for any reason that Daily SOFR does not adequately and fairly reflect the cost of making or maintaining Daily SOFR Loans, then the Administrative Agent shall suspend the availability of Daily SOFR Loans and require any affected Daily SOFR Loans to be repaid or converted to Base Rate Loans.

41 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (ii) subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Daily SOFR Loan made or participated in by it, or change the basis of taxation of payments to such Lender in respect thereof (except, in each case, for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender); or (iii) impose on any Lender or any interbank market any other condition, cost or expense affecting this Agreement or Daily SOFR Loans made or participated in by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to Daily SOFR (or of maintaining its obligation to make or participate in any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Company and the Borrower (jointly and severally) will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loans made by, or participations in Loans held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Company and the Borrower (jointly and severally) will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth in reasonable detail the calculation of the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Company shall be conclusive absent demonstrable error. The Company and the Borrower (jointly and severally) shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s right to demand such compensation, provided that neither the Company nor the Borrower shall be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased

42 costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six- month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Notwithstanding anything contained herein to the contrary, a Lender shall not be entitled to any compensation pursuant to Section 3.04 or to exercise the rights under Section 3.02 to the extent such Lender is not generally imposing such charges or requesting such compensation from, or is not exercising such rights against, as applicable, other similarly situated borrowers under similar circumstances. (c) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Company or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender ceases to make Daily SOFR Loans as a result of any condition described in Section 3.02 or 3.03, or if any Lender becomes a Non-Consenting Lender, the Company may, at its expense, replace such Lender in accordance with Section 10.13. If any Lender is a Defaulting Lender, the Company may, at its expense, replace such Defaulting Lender or terminate the applicable Commitment of such Defaulting Lender in accordance with Section 10.13. 3.06 Survival. All of the Company’s and the Borrower’s obligations under this Article III shall survive termination of the Commitment and repayment of all other Obligations hereunder, and resignation of the Administrative Agent. 3.07 Benchmark Replacement. (a) Benchmark Transition Event. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent, the Borrower and the Company may amend this Agreement to replace the then current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at or after 5:00 p.m. (New York City time) on the fifth Business Day after the Administrative Agent has posted such proposed amendment to all Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders.

43 (b) [Reserved]. (c) Conforming Changes. In connection with the use or administration of the initial Benchmark or the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement, (B) the effectiveness of any Conforming Changes, (C) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.07, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.07. (e) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” (or analogous term) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (a) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or analogous term) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Benchmark Unavailability Period. Upon notice to the Borrower by the Administrative Agent in accordance with Section 10.02 of the commencement of a Benchmark Unavailability Period and until a Benchmark Replacement is determined in accordance with this Section 3.07, the Borrower may revoke any request for a Daily SOFR Loan (or a Borrowing utilizing the then-current Benchmark), or any request for the conversion or continuation of a Daily SOFR Loan (or a Borrowing utilizing the then-current Benchmark) to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Base Rate Loan or conversion to a Base Rate Loan. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

44 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions to Effectiveness. This Agreement shall become effective upon, and the obligation of each Lender to make its term loan on the Closing Date are subject to, the satisfaction (or waiver) of the following conditions precedent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or “pdf” files (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated as of the Closing Date (or, in the case of certificates of governmental officials, as of a recent date acceptable to the Administrative Agent), each in form and substance reasonably satisfactory to the Administrative Agent and each Lender: (i) executed counterparts of (A) this Agreement and (B) the Guaranties; (ii) a Note executed by the Borrower in favor of each Lender requesting a Note; (iii) such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in the jurisdiction of its incorporation or organization; (v) a customary opinion of Troutman Pepper Locke LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request; (vi) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required by any Governmental Authority or any other Person in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; (vii) a certificate signed by a Responsible Officer of the Company certifying (A) that the conditions specified in Sections 4.01(c) and (d) have been satisfied, (B) that there has not occurred a Material Adverse Effect since February 28, 2026, (C) as to the absence of any action, suit, investigation or proceeding pending, or to the knowledge of the Company, threatened in any court or before any arbitrator or governmental authority that either individually or in the aggregate, could reasonably be expected to have a Material

45 Adverse Effect, and (D) the incurrence of the Credit Extension on the Closing Date is permitted pursuant to Section 7.08 of the Revolving Credit Facility and Section 7.08 of each Term Loan Facility; and (viii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require. (b) (i) Upon the reasonable request of any Lender made at least ten days prior to the Closing Date, the Company shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money- laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the Closing Date; and (ii) at least five days prior to the Closing Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification in relation to the Borrower. (c) The representations and warranties of (i) the Company and the Borrower contained in Article V and (ii) each Loan Party contained in each other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Closing Date. (d) No Default shall exist. (e) Any fees required to be paid on or before the Closing Date pursuant to the Fee Letter shall have been paid. (f) Unless waived by the Administrative Agent, the Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent contemplated hereunder to the extent invoiced in reasonable detail at least one (1) Business Day prior to the Closing Date (or such later date as the Borrower may reasonably agree). Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. ARTICLE V REPRESENTATIONS AND WARRANTIES Each of the Company and the Borrower represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. Each Loan Party (a) is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is authorized to do business and in good standing (or its equivalent, to the extent such concept is inapplicable in the relevant jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in

46 each case referred to in clause (b)(i) and (c), to the extent that failure to be or to have such could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or by which such Person is bound or by which the property of such Person or any of its Subsidiaries is bound or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, except to the extent such conflict or breach, or the creation of such Lien, or such required payment, as the case may be, could not reasonably be expected to have a Material Adverse Effect; or (c) violate any Law, except to the extent such violation could not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document (other than any such approval, consent, exemption, authorization, other action, notice or filing (x) that has been obtained, taken, given or made and is in full force and effect or (y) the failure of which to obtain or make could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect). 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document constitutes, a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws or by general principles of equity. 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Company and its Subsidiaries (on a consolidated basis) as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show, in each case to the extent required by GAAP, all material indebtedness and other material liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. (b) [Reserved] (c) Since the later of (i) the date of the Audited Financial Statements and (ii) the date of the most recent financial statements delivered pursuant to in Section 6.01(a), there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their

47 properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect (in each case (except as described in the proviso to this sentence) other than such actions, suits, proceedings, claims or disputes (i) set forth on Schedule 5.06 or (ii) that have been disclosed in writing to the Administrative Agent and the Lenders pursuant to Section 6.03(b)). 5.07 No Default. Neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.08 Ownership of Property. Each of the Company and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in or other contractual rights to use, all real property necessary or used in the ordinary conduct of its business, except where the failure to have such title, interest or other right could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.09 [Reserved]. 5.10 [Reserved]. 5.11 [Reserved]. 5.12 ERISA Compliance. (a) Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (i) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws and (ii) each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Company, nothing has occurred which would prevent, or cause the loss of, such qualification. The Company and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. (b) There are no pending or, to the knowledge of the Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no non-exempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has had or could reasonably be expected to have a Material Adverse Effect. (c) (i) No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to have a Material Adverse Effect; and (ii) as of the most recent certification date for any Pension Plan, the certified adjusted funding target attainment percentage (as defined in Section 436(j)(2) of the Code) for such Pension Plan is 60% or higher and neither the Company nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the adjusted funding target attainment percentage for any Pension Plan to drop below 60% as of the most recent valuation date for such Pension Plan; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of

48 ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA. (d) As of the Closing Date, the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loan. 5.13 Subsidiaries; Equity Interests. As of the Closing Date, the Company has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries that are owned by the Company or any Subsidiary have been validly issued, are fully paid and nonassessable and are owned by such Person in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except Liens permitted by Section 7.01. As of the Closing Date, the Company has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13. All of the outstanding Equity Interests in the Company have been validly issued and are fully paid and nonassessable. 5.14 Margin Regulations; Investment Company Act. (a) Neither the Company nor the Borrower is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Federal Reserve Board), or extending credit for the purpose of purchasing or carrying margin stock. (b) None of the Company, any Person Controlling the Company, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.15 Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information, pro forma financial information and information of a general economic or industry nature) to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other written information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected and pro forma financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery; it being understood that such projections may vary from actual results and that such variances may be material. As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. 5.16 Compliance with Laws. Each of the Company and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

49 5.17 [Reserved]. 5.18 [Reserved]. 5.19 OFAC. None of the Loan Parties, nor any of their Subsidiaries, nor, to the knowledge of the Company or the Borrower, any director, officer, employee, or agent of the Company or any Subsidiary, is an individual or entity that is a Sanctioned Person. 5.20 Anti-Corruption Laws. The Loan Parties and their Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977 and other similar anti- corruption Laws in other jurisdictions that may be applicable to the Loan Parties and their Subsidiaries from time to time and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977 and, in the case of any business from time to time conducted outside of the United States, such other similar anti-corruption laws. 5.21 No Affected Financial Institutions. No Loan Party is an Affected Financial Institution. ARTICLE VI AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted) hereunder shall remain unpaid or unsatisfied, the Company shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.12) cause the Borrower and each other Subsidiary to: 6.01 Financial Statements. Deliver to the Administrative Agent (for further distribution to each Lender): (a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company (or if earlier, fifteen (15) days after the date required to be filed with the SEC) (commencing with the fiscal year ended February 28, 2027), a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of earnings, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of a “Big 4” accounting firm (or another independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than a “going concern” statement, explanatory note or like qualification or exception resulting solely from an upcoming maturity date under this Agreement or any other Indebtedness occurring within one year from the time such opinion is delivered) or any qualification or exception as to the scope of such audit; and (b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company (or if earlier, five days after

50 the date required to be filed with the SEC) (commencing with the fiscal quarter ended May 31, 2026), a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of earnings and cash flows for such fiscal quarter and for the portion of the Company’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by a Responsible Officer of the Company as fairly presenting the financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year- end audit adjustments and the absence of footnotes. As to any information contained in materials furnished pursuant to Section 6.02(c), the Company shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in clauses (a) and (b) above at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender (or, if requested by the Company in a notice to the Administrative Agent with respect to any specific item, deliver such item to the Administrative Agent (for distribution to each Lender)), in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Company which shall also contain a calculation of the Consolidated Leverage Ratio as of the last day of the applicable period for any Compliance Certificate delivered prior to a Revolver Repricing Amendment (which delivery may, unless the Administrative Agent or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes); (b) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports or recommendations submitted in writing to the board of directors (or the audit committee of the board of directors) of the Company by independent accountants in connection with the accounts or books of the Company or any Subsidiary, or any audit of any of them; (c) promptly after the same are sent or filed, as applicable, copies of each annual report, proxy or financial statement or other report or communication sent by or on behalf of the Company to the stockholders of the Company, and notification (by facsimile or electronic mail) of the filing of each annual report on Form 10-K, quarterly report on Form 10-Q, current report on Form 8-K, or registration statement by the Company with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, in each case to the extent not otherwise required to be delivered to the Administrative Agent pursuant hereto; (d) promptly, and in any event within five Business Days, after receipt thereof by the Company or any Subsidiary, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any formal investigation by such agency regarding financial or other operational results of the Company or any Subsidiary thereof; (e) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with

51 applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws; and (f) within a reasonable period of time after any request by the Administrative Agent, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or the Required Lenders may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents (A) are available on the website of the SEC at http://www.sec.gov or (B) are posted on the Company’s behalf on another Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that in the case of documents that are not available on http://www.sec.gov, (i) the Company shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests in writing the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Company shall notify the Administrative Agent and each Lender (or if requested by the Company in writing to the Administrative Agent with respect to any specific items, the Company shall notify the Administrative Agent of such posting and the Administrative Agent shall thereafter notify the Lenders of such posting) (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Company and the Borrower hereby acknowledge that (a) the Administrative Agent and/or Arrangers may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Company and the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Company and the Borrower or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Company and the Borrower hereby agree that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC”, the Company and the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Company or the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any

52 Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. 6.03 Notices. Promptly after a Responsible Officer has obtained knowledge thereof, notify the Administrative Agent (and the Administrative Agent shall thereafter notify the Lenders of such notice): (a) of the occurrence and continuation of any Default; (b) of (i) any breach or non performance of, or any default under, any Contractual Obligation of the Company or any Subsidiary that could reasonably be expected to have a Material Adverse Effect, (ii) any non-frivolous action, suit, proceeding, claim or dispute pending or, to the knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties or revenues that could reasonably be expected to have a Material Adverse Effect; (iii) any material development in any such action, suit, proceeding, claim or dispute; and (iv) any other matter that has resulted or could reasonably be expected to result in a Material Adverse Effect; (c) of the occurrence of any ERISA Event that could reasonably be expected to result in liability of the Company or any Subsidiary under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in the aggregate amount in excess of the Threshold Amount; and (d) of any material change in accounting policies or financial reporting practices by the Company that is not described in the financial statements referred to in Sections 6.01(a) and (b), other than any such change required by GAAP. Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Taxes. Pay, discharge or otherwise satisfy as the same shall become due and payable, all its tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, including vehicles, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.02 or if otherwise Disposed of in a transaction not prohibited hereunder; (b) take all reasonable action to maintain its good standing (if applicable) and all rights, privileges, permits, licenses and franchises, necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation or non-renewal of which could reasonably be expected to have a Material Adverse Effect; and (d) if applicable, take all reasonable action to preserve and maintain, in accordance with its standard policies and procedures, all manufacturer statements of origin, certificates of origin, certificates of title or ownership and other customary vehicle title documentation necessary or desirable in the normal conduct of its business except as otherwise permitted hereunder.

53 6.06 Maintenance of Properties. Except where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted and casualty or condemnation excepted; (b) make all necessary repairs thereto and renewals and replacements thereof; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. 6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies (including self-insurance) insurance with respect to its properties and business against such casualties and contingencies as are customarily insured against by businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as are customary for similar businesses in all material respects. 6.08 Compliance with Laws and Contractual Obligations. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees of any Governmental Authority and all Contractual Obligations applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree or Contractual Obligation (other than the Loan Documents) is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. Maintain proper books of record and account, in which full, true and correct entries shall be made, in a manner to allow financial statements to be prepared in conformity with GAAP (or, in the case of Foreign Subsidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdictions of organization) consistently applied in respect of all financial transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be, including, if applicable and in accordance with the standard policies and procedures of the Company or such Subsidiary, as the case may be, books and records specifying the year, make, model, cost, price, location and vehicle identification number of each vehicle owned by the Company or such Subsidiary. 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender, in each case at the expense of the Administrative Agent or such Lender, to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at such reasonable times during normal business hours as may be reasonably requested upon reasonable advance notice to the Company and (unless an Event of Default exists) no more than once during any period of twelve (12) consecutive months; provided, however, that (i) unless an Event of Default exists, only the Administrative Agent on behalf of the Lenders may exercise rights under this Section 6.10, (ii) when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice and (iii) this Section 6.10 shall not apply to any Excluded Special Purpose Finance Subsidiary. The Administrative Agent and the Lenders shall give the Company the opportunity to participate in any discussion with the Company’s accountants. Notwithstanding anything else set forth herein to the contrary, in no event shall the Company or any of the Subsidiaries be required to allow any such Person to inspect or examine, or be required to discuss, any records, documents or other information (x) with respect to which the Company or any of the Subsidiaries has obligations of confidentiality (whether pursuant to law, contract or otherwise) (it being understood that the Company or any of the Subsidiaries shall inform the Administrative Agent of the existence and nature of the confidential records, documents or other information not being provided and, following a reasonable request from the Administrative Agent, use commercially reasonable efforts to request consent from an

54 applicable contractual counterparty to disclose such information (but shall not be required to incur any cost or expense or pay any consideration of any type to such party in order to obtain such consent)) or (y) that is subject to attorney-client privilege. 6.11 Use of Proceeds. Use the proceeds of the Credit Extension for working capital, to finance capital expenditures and for other general corporate purposes, including the repayment of existing Indebtedness, in each case not in contravention of any Law or of any Loan Document, including, without limitation, for Acquisitions and for the repurchase of shares of the Company’s capital stock to the extent such repurchase does not violate Regulation U of the Federal Reserve Board. 6.12 New Subsidiaries. As soon as practicable but in any event within thirty (30) days (or such longer period as the Administrative Agent may agree in its reasonable discretion) (a) following the acquisition or creation of any Subsidiary (other than an Excluded Subsidiary) by a Loan Party (including by way of division), (b) following the designation of any Subsidiary as a Designated Borrower as defined in the Revolving Credit Facility (or similar term) under the Revolving Credit Facility or the joinder of any Subsidiary as a guarantor under the Revolving Credit Facility or the Term Loan Facility or (c) following a Subsidiary which was previously an Immaterial Subsidiary ceasing to be an Immaterial Subsidiary as provided in the definition thereof, cause to be delivered to the Administrative Agent each of the following: (i) a Joinder Agreement duly executed by such Subsidiary (with all schedules thereto appropriately completed); (ii) if reasonably requested by the Administrative Agent, an opinion or opinions of counsel to such Subsidiary dated as of the date of delivery of such Joinder Agreements (and other Loan Documents) provided for in this Section 6.12 and addressed to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent; and (iii) current copies of the Organization Documents of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees (and, if required by such Organization Documents or applicable law, of the shareholders, members or partners) of such Subsidiary authorizing the actions and the execution and delivery of documents described in this Section 6.12, all certified by the applicable Governmental Authority (in the case of certificates of incorporation, certificates of formation or equivalent organizational documents) or appropriate officer as the Administrative Agent may reasonably request. 6.13 Anti-Corruption Laws. Conduct its businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977 and other similar anti-corruption Laws in other jurisdictions that may be applicable to the Loan Parties and their Subsidiaries from time to time and maintain policies and procedures reasonably designed to promote and achieve compliance with the United States Foreign Corrupt Practices Act of 1977 and, in the case of any business from time to time conducted outside of the United States, such other similar anti-corruption laws. 6.14 Most Favored Lender Provisions. If at any time the Credit Facilities or any other Credit Facility Document, or the documentation for any replacement revolving credit facility or replacement term facility, as applicable, includes (a) representations and warranties, covenants, springing maturity dates or events of default (including related definitions) in favor of a Lender (as defined in the applicable Credit Facility), or lender under any replacement revolving and/or term loan credit facility, as applicable, that are not provided for in this Agreement or the other Loan Documents, and/or that are more restrictive than the

55 same or similar provisions provided for in this Agreement and the other Loan Documents, or (b) requirements for the credit facility(ies) evidenced thereby to be secured by additional collateral or guaranteed by Subsidiaries of the Company that are not already Guarantors (any or all of the foregoing, collectively, the “Most Favored Lender Provisions”) (in the case of each of the Most Favored Lender Provisions, other than any differences between the applicable Credit Facility and related loan documentation, on the one hand, and this Agreement or the other Loan Documents, on the other hand, existing as of the Closing Date (or otherwise consistent with such differences), including without limitation matters related solely to the funding mechanics under the applicable Credit Facility), then (i) such Most Favored Lender Provisions shall immediately and automatically be deemed incorporated into this Agreement and the other Loan Documents as if set forth fully herein and therein, mutatis mutandis, and no such incorporated provision may thereafter be waived, amended or modified except pursuant to the provisions of Section 10.01, and (ii) the Borrower shall promptly, and in any event within ten (10) Business Days after the Borrower or any other Loan Party enters into any such Most Favored Lender Provisions, so advise the Administrative Agent in writing. Thereafter, upon the request of the Administrative Agent or the Required Lenders, the Borrower, the Company and the Guarantors shall enter into an amendment to this Agreement and, if applicable, the other Loan Documents evidencing the incorporation of such Most Favored Lender Provisions, it being agreed that any failure to make such request or to enter into any such amendment shall in no way qualify or limit the incorporation described in clause (i) of the immediately preceding sentence. In the event that at any time and from time to time after the execution of an amendment with respect to any Most Favored Lender Provision, the applicable Credit Facilities or Credit Facility Documents, or the documentation for any replacement revolving credit facility or replacement term facility, as applicable, shall no longer include such Most Favored Lender Provision, then upon notice by the Borrower to the Administrative Agent, the Administrative Agent and the Lenders shall execute and deliver to the Borrower, at the Borrower’s expense, an amendment to this Agreement and, if applicable, the other Loan Documents in form and substance reasonably satisfactory to the Administrative Agent and the Borrower evidencing the amendment of this Agreement and, if applicable, the other Loan Documents to delete such Most Favored Lender Provision from this Agreement and, if applicable, the other Loan Documents. ARTICLE VII NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted) hereunder shall remain unpaid or unsatisfied, the Company shall not, nor shall it permit the Borrower or any other Subsidiary to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its current assets, whether now owned or hereafter acquired, other than the following: (a) Liens pursuant to any Loan Document; (b) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals, refinancings or extensions thereof, provided that in the case of any such renewal, refinancing or extension (i) the property covered thereby is not changed (other than (A) after-acquired property that is affixed or incorporated into the property encumbered by such Lien on the Closing Date to the extent that the Liens being renewed, refinanced or extended included after-acquired property and (B) proceeds and products thereof), (ii) the amount secured or benefited thereby is not increased, and (iii) the direct or any contingent obligor with respect thereto is not changed;

56 (c) Liens for Taxes and assessments which are not yet delinquent for a period of more than thirty (30) days or which are delinquent for a period of more than thirty (30) days and are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP (or, for Foreign Subsidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization); (d) landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which secure amounts not overdue for a period of more than sixty (60) days or if more than sixty (60) days overdue, are unfiled (or if filed, have been discharged or are stayed) and no other action has been taken to enforce such Lien or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and securing liability for reimbursement or indemnification obligations of insurance carriers providing property, casualty or liability insurance, and deposits in the ordinary course of business securing liability to insurance carriers under insurance or self-insurance arrangements, and Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (f) pledges or deposits to secure the performance of bids, trade contracts, governmental contracts, and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (g) easements, rights-of-way, restrictions and other similar encumbrances and minor title defects affecting real property which do not in any case materially and adversely interfere with the ordinary conduct of the business of the applicable Person; (h) other Liens on real property securing Indebtedness; provided that in each case (i) the principal amount of the Indebtedness does not exceed 95% of the appraised fair market value of the real property securing such Indebtedness as of the date such Liens are granted on such real property and (ii) such real property is used for purposes that would not be prohibited by Section 7.03; (i) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h); (j) Liens securing Indebtedness (or any extension, renewal or refinancing thereof) in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets or for vehicles acquired at auction; provided that (i) such Liens do not at any time encumber any property (except for replacements, additions and accessions to such property) other than the property financed by such Indebtedness, and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition (or in the case of any extension, renewal or refinancing, the outstanding amount of Indebtedness is not increased);

57 (k) Liens on Permitted Retail Installment Contracts, the Related Property and assets of Excluded Special Purpose Finance Subsidiaries arising in connection with Permitted Sale Facilities; (l) Liens (i) arising in connection with leases or subleases (each not constituting Indebtedness), licenses or sublicenses (including software and other technology licenses) in each case entered into in the ordinary course of business, (ii) deemed to exist in connection with software escrow arrangements with third parties in the ordinary course of business, and (iii) in connection with leases, licenses, subleases or sublicenses granted to others in the ordinary course of business and not interfering in any material respect with the business of the Company and its Subsidiaries; (m) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes, or (iii) arising as a matter of Law or under customary general terms and conditions encumbering deposits (including the right of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions) and which are within the general parameters customary in the banking industry; (n) Liens on vehicles purchased in the ordinary course of business, provided that such Liens were in existence at the time of such purchase; (o) Liens on specific property existing at the time such property was acquired or existing on the property of any Person that becomes a Subsidiary after the date hereof, provided that (i) such Liens were in existence at the time of such acquisition or such Person becoming a Subsidiary and not created in contemplation thereof, (ii) no such Lien extends to any property other than the property acquired or property of such Person becoming a Subsidiary, and the proceeds and products thereof, and (iii) the Loan Parties shall be in Pro Forma Compliance (as determined as of the most recent date for which financial statements have been furnished pursuant to Section 6.01(a) or (b)) with Section 7.07 at the time of such acquisition; (p) (A) Liens not otherwise permitted under this Section 7.01; provided that (i) at the time of the creation or incurrence of such Lien, no Default shall exist or would result from such Lien, and (ii) the aggregate principal amount of Indebtedness secured by all Liens created or incurred in reliance on this clause (p) shall not exceed 15% of Consolidated Unencumbered Current Assets (determined at the time of incurrence and calculated using Consolidated Unencumbered Current Assets as of the most recently ended fiscal quarter for which financial statements have been furnished) and (B) Liens that extend, renew, substitute or replace (including successive extensions, renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to clause (p)(A) of this Section 7.01; provided that (i) the Indebtedness secured by any such Lien is in an aggregate outstanding principal amount not greater than the aggregate principal amount of the Indebtedness secured by the Lien which is being extended, renewed, substituted or replaced, plus any accreted amount, unpaid accrued interest, premium, underwriting discount, and any other fees, commissions and expenses incurred in connection therewith and (ii) the assets encumbered by such Lien are not increased; (q) Liens on Company Margin Stock that is held by the Company as treasury stock; (r) Liens (i) in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary

58 course of business or (ii) on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (s) Liens (i) on cash earnest money deposits in favor of the seller of any property to be acquired in an Acquisition or Investment which is to be applied against the purchase price for such Acquisition or Investment or (ii) consisting of an agreement to Dispose of any property in a Disposition not prohibited hereunder, in each case solely to the extent such Acquisition, Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (t) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Company or any Subsidiary in the ordinary course of business; (u) Liens on Equity Interests of Joint Ventures securing obligations of such Joint Venture, and options, put and call arrangements, rights of first refusal and other similar rights relating to Investments in Joint Ventures, partnerships and the Company’s Equity Interests; (v) Liens consisting of cash deposits securing any Swap Contract permitted hereunder in the ordinary course of business and consistent with past practices (so long as (i) no Event of Default has occurred and is continuing at the time of granting such Lien and (ii) such Liens are required by regulatory requirements applicable to the relevant counterparties); (w) netting arrangements in respect of Swap Contracts (but only to the extent the amounts netted arise under Swap Contracts with the same counterparties); (x) Liens on cash or Cash Equivalents (and the related escrow accounts) in connection with the issuance into (and pending the release from) escrow of any Indebtedness to the extent permitted under Section 7.08; and (y) Liens arising from precautionary UCC financing statement (or similar filings under applicable law) filings regarding operating leases entered into by the Company or any Subsidiary. 7.02 Fundamental Changes. Dissolve, liquidate, merge or consolidate with or into another Person or consummate any Delaware LLC Division, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Company and its Subsidiaries (taken as a whole) to or in favor of any Person, except that: (a) the Company or the Borrower may merge or consolidate with or into any Person as part of an Acquisition or Investment not prohibited hereunder, provided that (i) the Company or the Borrower, as applicable, shall be the continuing or surviving Person and (ii) no Event of Default exists or would result therefrom; (b) (i) any Subsidiary (other than the Borrower) may merge or consolidate with or into (x) the Company, provided that the Company shall be the continuing or surviving Person, (y) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (z) any one or more other Subsidiaries, provided that when any Subsidiary Guarantor is merging or consolidating with another Subsidiary that is not a Guarantor, such Subsidiary Guarantor shall be the continuing or surviving Person or such other Subsidiary shall become a Subsidiary Guarantor

59 pursuant to Section 6.12, (ii) any Subsidiary (other than the Borrower) may liquidate or dissolve, or the Borrower or any Subsidiary may change its legal form if the Company determines in good faith that such action is in the best interest of the Company and its Subsidiaries and is not disadvantageous to the Lenders in any material respect (it being understood that in the case of any dissolution of a Subsidiary that is a Guarantor, such Subsidiary shall, at or before the time of such dissolution, transfer its assets to the Company or another Subsidiary unless such Disposition of assets is permitted hereunder; and in the case of any change in legal form, a Subsidiary that is a Guarantor will remain a Guarantor, unless such Guarantor is otherwise permitted to cease being a Guarantor hereunder) and (iii) the Company may merge or consolidate with or into the Borrower; provided that the Borrower is the surviving Person; (c) any Subsidiary (other than the Borrower) may (i) Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or to another Subsidiary; provided that if the transferor in such a transaction is a Subsidiary Guarantor, then the transferee must either be the Company, the Borrower or a Subsidiary Guarantor and (ii) merge or consolidate with, or Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to any other Person (that is not a Subsidiary) so long as such merger, consolidation or Disposition does not constitute a Disposition of all or substantially all of the assets of the Company and its Subsidiaries (taken as a whole) to such other Person; and (d) any Subsidiary may sell all or substantially all of its Permitted Retail Installment Contracts and Related Property pursuant to Permitted Sale Facilities; provided, however, that any Excluded Subsidiary may dissolve, liquidate, or merge or consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person. 7.03 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Company and its Subsidiaries on the date hereof or any business substantially related, incidental or complementary thereto or extensions thereof if, after giving effect thereto, the business conducted by the Company and its Subsidiaries, taken as a whole, would be substantially different from the business conducted by the Company and its Subsidiaries on the date hereof. 7.04 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Company, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time in a comparable arm’s length transaction with a Person not an Affiliate of the Company, provided that the foregoing restriction shall not apply to (i) transactions between or among the Company and its Subsidiaries not involving any other Affiliate, (ii) the payment of reasonable and customary fees and expenses, and the provision of customary indemnification to directors, officers, employees, members of management and consultants of the Company and its Subsidiaries, (iii) the issuance of Equity Interests to any director, officer, employee or consultant of the Company or its Subsidiaries, (iv) employment and severance arrangements (including options to purchase Equity Interests of the Company, restricted stock plans, long-term incentive plans, stock appreciation rights, participation plans or similar employee benefits plan) between the Company or any Subsidiary and their directors, officers, employees, members of management and consultants in the ordinary course of business, (v) payments to or from, and transactions with, joint ventures (to the extent such joint venture is only an Affiliate as a result of Investments by the Company and the Subsidiaries in such joint venture) in the ordinary course of business, (vi) transactions between the Company or any Subsidiary and any Person that is an Affiliate solely due to the fact that an officer or a director of such Person is also a director of the Company or such Subsidiary;

60 provided, however, that such director abstains from voting as a director of the Company or such Subsidiary, as the case may be, on any matter involving such other Person, (vii) share repurchases of the Company’s common stock, (viii) any transaction in which the aggregate amount involved in each single or related series of transactions does not exceed $10,000,000 and (ix) any other transaction with an Affiliate, which is approved by a majority of disinterested members of the board of directors of the Company in good faith. 7.05 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of any Subsidiary to make Restricted Payments to the Company or any Subsidiary Guarantor or to otherwise transfer property to the Company or any Subsidiary Guarantor; provided, however, that this section shall not prohibit any limitation (i) imposed on an Excluded Subsidiary, (ii) imposed in connection with a Disposition of property or assets not prohibited hereunder pending the consummation of such Disposition; (iii) imposed by law or any Loan Document; (iv) in the documentation governing the Revolving Credit Facility or the Term Loan Facility; (v) contained in any agreement of (A) an entity or related to assets acquired by or merged into or consolidated with the Company or any Subsidiary or (B) a Person that becomes a Subsidiary, in each case in existence at the time of such acquisition, merger, consolidation or such Person becoming a Subsidiary and so long as such limitation was not incurred in connection with, or in contemplation of, such acquisition, merger, consolidation or such Person becoming a Subsidiary and in any extension, renewal, refinancing or replacement of any such agreement; provided that any agreement effecting such extension, renewal, refinancing or replacement does not contain any restriction or limitation on the payment of dividends or distributions that is more restrictive than the restrictions and limitations contained in the agreement being extended, renewed, refinanced or replaced; and (vi) in any one or more agreements governing Indebtedness entered into after the Closing Date that contain encumbrances and other restrictions that are, taken as a whole, in the reasonable and good faith judgment of the Company, no more restrictive in any material respect with respect to the Company or any Subsidiary than those encumbrances and other restrictions that are in effect on the Closing Date pursuant to agreements and instruments in effect on the Closing Date (including this Agreement, the Revolving Credit Facility and the Term Loan Facility) and that do not materially impair the ability of the Loan Parties to repay the Obligations. 7.06 Reserved. 7.07 Financial Covenants. (a) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than 3.75 to 1.00; provided, that, upon the consummation of any Material Acquisition and the written election of the Company to the Administrative Agent no later than ten Business Days following the consummation of such Material Acquisition, the maximum permitted Consolidated Net Leverage Ratio for each of the four (4) fiscal quarters of the Company immediately following such Material Acquisition (including the fiscal quarter of the Company in which such Material Acquisition was consummated) (such period of increase, the “Leverage Holiday”) shall be increased to 4.25 to 1.00; provided, further, that, there shall be at least four consecutive fiscal quarters between such elections during which time no Leverage Holiday shall be in effect. (b) Consolidated Interest and Rent Coverage Ratio. Permit the Consolidated Interest and Rent Coverage Ratio as of the end of any fiscal quarter of the Company to be less than 2.00 to 1.00. 7.08 Indebtedness. Incur any Indebtedness after the Closing Date unless the Loan Parties shall be in compliance with Section 7.07 on a Pro Forma Basis as of the most recent date for which financial statements have been furnished pursuant to Section 6.01(a) or (b) giving effect to such incurrence.

61 7.09 Sanctions. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Sanctioned Person or in any Designated Jurisdiction. 7.10 Anti-Corruption Laws. Directly or, to the knowledge of the Company or the Borrower, indirectly use the proceeds of any Credit Extension for any purpose which would violate the United States Foreign Corrupt Practices Act of 1977 or other similar anti-corruption Laws in other jurisdictions that may be applicable to the Loan Parties or their Subsidiaries from time to time. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. The Company or any other Loan Party fails to pay (i) when due and as required to be paid herein, any amount of principal of any Loan, or (ii) within five Business Days after the same becomes due and payable, any interest on any Loan, or any fee due hereunder, or (iii) within seven Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Company or any other Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05(a) (solely with respect to the Borrower or the Company), 6.11 or Article VII; or (c) Other Defaults. The Company, the Borrower or any other Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after the Company receives notice thereof from the Administrative Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or (e) Cross-Default. (i) A default shall occur, which is not cured or waived, (A) in the payment of any principal, interest, premium or other amounts with respect to (x) any Indebtedness (other than the Indebtedness hereunder or under the Credit Facilities) of the Company or of any Subsidiary in an outstanding aggregate amount not less than the Threshold Amount or (y) the Credit Facilities, or (B) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness described in clause (A) above may have been issued, created, assumed, guaranteed or secured by the Company or any Subsidiary, and in the case of each of clauses (A) and (B) such default shall continue for more than the period of grace, if any, therein specified, and if such default shall permit the holder of any such Indebtedness to accelerate the maturity thereof or (ii) any other event occurs with respect to any Indebtedness described in clause (i)(A) above, the effect of which other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of

62 such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be prepaid, defeased or redeemed (automatically or otherwise) prior to its stated maturity and such Indebtedness shall not be repaid when due; unless, in the case of clauses (i)(B) and (ii) above, (1) such default or other event is capable of being cured, (2) the Company or such Subsidiary, as applicable, is diligently pursuing such cure and (3) the holders of such Indebtedness have not caused such Indebtedness to be accelerated (or otherwise prepaid, defeased or redeemed) or terminated the commitments with respect to such Indebtedness; provided, however, (y) this Section 8.01(e) shall not apply to secured Indebtedness that becomes due as a result of the voluntary Disposition of the property or assets securing such Indebtedness and (z) notwithstanding the foregoing and solely with respect to any agreement or instrument between the Company or any Subsidiary, on one hand, and any Lender or any Affiliate of any Lender, on the other hand, that is within the scope of this Section 8.01(e), an Event of Default shall not be deemed to have occurred under this Section 8.01(e) solely as a result of the Company’s or such Subsidiary’s sale, pledge, or other Disposition of Company Margin Stock in violation of any restriction on the sale, pledge, or other Disposition of Company Margin Stock that is contained in any such instrument or agreement; provided, further, that, with respect to any Permitted Sale Facility, this Section 8.01(e) shall not apply with respect to any event the effect of which is to cause the early termination, acceleration or early amortization of such Permitted Sale Facility so long as (A) such early termination, acceleration or early amortization of such Permitted Sale Facility could not reasonably be expected to have a Material Adverse Effect and (B) such event could not reasonably be expected to result in any recourse against the Company or any Subsidiary (other than an Excluded Special Purpose Finance Subsidiary) in an aggregate amount of more than the Threshold Amount; (f) Insolvency Proceedings, Etc. The Company or any Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any substantial portion of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) The Company or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or (h) Judgments. There is entered against the Company or any Subsidiary (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not paid or covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, such judgment is not vacated, discharged or stayed or bonded pending appeal within thirty (30) days from the entry thereof, or if longer, within the applicable appeal period (but in no event for more than sixty (60) days from the entry thereof); or

63 (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC or (ii) the Company or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, and in each case in clauses (i) and (ii) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or (j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than (i) as expressly permitted hereunder or thereunder, (ii) with respect to a Subsidiary Guarantor, the release thereof from the Subsidiary Guaranty Agreement upon the Disposition of such Guarantor in a transaction not prohibited hereunder or (iii) satisfaction in full of all the Obligations (other than contingent indemnification obligations as to which no claim has been asserted), ceases to be in full force and effect; or the Company or any Subsidiary contests in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of Obligations (other than contingent indemnification obligations as to which no claim has been asserted)), or purports in writing to revoke, terminate or rescind any Loan Document; or (k) Change of Control. There occurs any Change of Control. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) upon notice to the Borrower, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company and the Borrower; and (b) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or Law or equity; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company or the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.18 be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel payable under Sections

64 10.04 and 10.05 to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel payable under Sections 10.04 and 10.05) to the respective Lenders and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or as otherwise required by Law. ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints MUFG to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as otherwise provided in Section 9.06(c), the provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Company nor the Borrower shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

65 (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of the Borrower or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Company or a Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

66 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Company unless an Event of Default has occurred and is continuing (such consent not to be unreasonably withheld), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but is not obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Company and such Person remove such Person as Administrative Agent and, with the consent of the Company unless an Event of Default has occurred and is continuing (such consent not to be unreasonably withheld), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.06 and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other

67 Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the arrangers, book runners, syndication agents or documentation agents, if any, listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company or the Borrower) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.10 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

68 9.10 Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty Agreement if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty Agreement pursuant to this Section 9.10. Upon release of a Subsidiary Guarantor from its obligations under the Subsidiary Guaranty Agreement, the Administrative Agent (and each Lender irrevocably authorizes the Administrative Agent to), at the Company’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such Subsidiary Guarantor from its obligations under the Subsidiary Guaranty Agreement, in accordance with the terms thereof and this Section 9.10. 9.11 ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loan and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and

69 covenant in accordance with subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that none of the Administrative Agent or any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). ARTICLE X MISCELLANEOUS 10.01 Amendments, Etc. Except as expressly provided below, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Company or any other Loan Party therefrom, shall be effective unless in writing and signed by the Required Lenders and the Company or the applicable Loan Party, as the case may be, and the Administrative Agent’s receipt of such writing is acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) waive any condition set forth in Section 4.01 without the written consent of each Lender; (b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender; (c) postpone any date fixed by this Agreement or any other Loan Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such payment; (d) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (ii) of the proviso following paragraph (g) of this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to receive such amount; it being understood that any change (i) to the definition of the Consolidated Leverage Ratio, the Consolidated Net Leverage Ratio or, in each case, in the component definitions thereof or (ii) in the Applicable Leverage Ratio in connection with a Revolver Repricing Amendment, shall not constitute a reduction in any rate of interest or any fees based thereon; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (e) change Section 2.14 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

70 (f) change any provision of this Section 10.01 or the definition of “Required Lenders” without the written consent of each Lender; (g) release the Company from the Company Guaranty Agreement or, other than as a result of a Disposition or otherwise expressly permitted hereunder or thereunder, release all or substantially all of the value of the Subsidiary Guaranty Agreement without the written consent of each Lender; or (h) subordinate the Obligations to any other Indebtedness without the written consent of each Lender; and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary contained herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment, consent or modification requiring the consent of all Lenders or each affected Lender that by its terms affects such Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding any provision herein to the contrary: (a) the Administrative Agent and the Company may amend, modify or supplement this Agreement or any other Loan Document to cure or correct administrative errors or omissions, any ambiguity, omission, defect or inconsistency or to effect administrative changes, and such amendment shall become effective without any further consent of any other party to such Loan Document so long as (i) such amendment, modification or supplement does not adversely affect the rights of any Lender or other holder of Obligations in any material respect and (ii) the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment, (b) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (c) the Administrative Agent, the Borrower and the Company may make amendments to this Agreement contemplated by Section 3.07. 10.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Company, the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as

71 appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Company or the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II, Section 6.03 or Section 10.14(d) if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article or Section by electronic communication. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that for both clauses (i) and (ii) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Company, the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Company’s, the Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross

72 negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Company, the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Company (for itself and on behalf of the Borrower) and the Administrative Agent may change its address, facsimile or telephone number and electronic mail addresses for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number and electronic mail addresses for notices and other communications hereunder by notice to the Company and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Company or its securities for purposes of United States Federal or state securities Laws. (e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company and the Borrower (jointly and severally) shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Company or the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document (including the imposition of the Default Rate) shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. This Agreement may be amended and restated without the consent of any Lender (but with the consent of the Company, the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement.

73 Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.14), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.14, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Company and the Borrower (jointly and severally) shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of one primary counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable and documented out of pocket expenses incurred by the Administrative Agent or any Lender (including the reasonable fees, charges and disbursements of one primary counsel for the Administrative Agent or any Lender, taken as a whole, and if necessary, one local counsel in any relevant jurisdiction, to the Administrative Agent or any Lender, taken as a whole, unless the representation of one or more such Person by such counsel would be inappropriate due to the existence of an actual conflict of interest, in which case, upon prior written notice to the Company, the Company and the Borrower shall also be required to reimburse the reasonable out of pocket fees, charges and disbursements of one additional counsel to such affected Persons in each relevant jurisdiction), in connection with the enforcement or protection of its rights, including any audit fees incurred when conducting any audit of any Loan Party during the continuance of an Event of Default (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Indemnification by the Company and the Borrower. The Company and the Borrower (jointly and severally) shall indemnify the Administrative Agent (and any sub agent thereof), each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented out-of- pocket fees, charges and disbursements of one primary counsel to the Indemnitees, taken as a whole, and if necessary, one local counsel in any relevant jurisdiction, to the Indemnitees, taken as a whole, unless the representation of one or more Indemnitees by such counsel would be inappropriate due to the existence of an actual conflict of interest, in which case, upon prior written notice to the Company, the Company and the Borrower shall also be required to reimburse the

74 reasonable out of pocket fees, charges and disbursements of one additional counsel to such affected Indemnitees in each relevant jurisdiction), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any third party, the Company, the Borrower or any other Loan Party), other than such Indemnitee and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final order to have resulted from (A) the willful misconduct, bad faith or gross negligence of such Indemnitee or any Related Indemnified Party thereof or (B) a material breach by such Indemnitee of its obligations hereunder, or (ii) arise solely from a proceeding brought by an Indemnitee against any other Indemnitee (other than any claims against any Indemnitee in its capacity or in fulfilling its role as an arranger or agent or any similar role hereunder) and do not involve an act or omission by any Loan Party or Affiliate thereof. (c) Reimbursement by Lenders. To the extent that the Company or the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub- agent) or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.13(d). (d) Waiver of Consequential Damages, Etc. Without limiting the Loan Parties’ indemnification obligations above, to the fullest extent permitted by applicable Law, no party hereto shall assert, and each other party hereto hereby waives, any claim against any other party hereto (or any Indemnitee or any Loan Party), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof (other than in respect of any such damages incurred or paid by an Indemnitee to a third party and to which such Indemnitee is otherwise entitled to indemnification as provided above). No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems

75 in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitment and the repayment, satisfaction or discharge of all the other Obligations. 10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Company or the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent (other than any amount consisting of the Administrative Agent’s fees under Section 2.10(a)), plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Company nor the Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts.

76 (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the related Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such Assignments) that equal at least the amount specified in subsection (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Company (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default pursuant to Section 8.01(a), 8.01(f) or 8.01(g) has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Company shall be deemed to have consented to any such assignment unless it objects thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Company or any of the Company’s Affiliates or Subsidiaries, (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) a natural

77 person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon). Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Company, the Borrower or the Administrative Agent, sell participations to any Person (other

78 than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person), a Defaulting Lender or the Company or any of the Company’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Company, the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, each of the Company and the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 and 3.04 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section, provided that such Participant agrees to be subject to the provisions of Section 3.05 and Section 10.13 as if it were an assignee under paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.14 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Limitation upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01(e) as though it were a Lender. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under any of its Notes, if any) to

79 secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties who need to know such Information in connection with the transactions hereunder (it being understood and agreed that (i) the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and (ii) the Administrative Agent and the Lenders, as applicable, shall be responsible for their respective Controlled or Controlling Affiliates’ failure to maintain the confidentiality of such Information), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over it or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); provided that (i) the Administrative Agent or such Lender, as applicable, agrees to the extent practicable and not prohibited by applicable Law to inform the Company promptly thereof prior to such disclosure and (ii) notwithstanding anything to the contrary contained herein, the Administrative Agent or the Lenders, and their Affiliates may disclose Information, without notice to the Company, to any Governmental Authority or self-regulatory authority (including bank and securities examiners) having or claiming to have authority to regulate or oversee any aspect of such Person’s or its Affiliate’s business in connection with the exercise of such authority or claimed authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the written consent (including by electronic mail) of the Company or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent or any Lender from a source other than the Company or any Subsidiary that is not, to the knowledge of the Administrative Agent or such Lender, as applicable, subject to a confidentiality obligation owing to the Company or any Subsidiaries prohibiting disclosure with respect to such Information. For purposes of this Section, “Information” means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Company or any Subsidiary, provided that, in the case of written information received from the Company or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Company or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

80 10.08 Right of Setoff. Subject to Section 2.14, if an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Company or the Borrower against any and all of the Obligations of the Company or the Borrower, as applicable, now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such Obligations of the Company or the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided, however, that the Lenders and their respective Affiliates shall not set off or apply (A) any such deposits in deposit accounts owned by or in the name of the Company or the Borrower with respect to which the Company or the Borrower is acting on behalf of another person who is not a Loan Party or a Subsidiary in connection with any engagement, and the Company or the Borrower does not own such deposit account for its own benefit, and (B) any such deposits in any deposit account containing only the assets of Persons (other than the Company or Affiliates of the Company) for whom the Company or any Subsidiary is serving as a fiduciary or on a contractual basis or (C) in each case except pursuant to the terms of any Permitted Sale Facility, (i) any such deposits at any time held in or credited to any Collection Account or (ii) any such deposits at any time held in or credited to any deposit account identified on Schedule 10.08 to the extent that, in the case of this clause (ii), such deposits are required by the terms of a Permitted Sale Facility to be paid to a Person other than a Loan Party; provided, further, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender acknowledge that certain deposits held in or credited to the deposit accounts identified on Schedule 10.08 are required by the terms of a Permitted Sale Facility to be paid to a Person other than a Loan Party. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Company and the Administrative Agent promptly after any such setoff and application, provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other

81 Loan Documents and any separate fee letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited. 10.13 Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Company or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender ceases to make Daily SOFR Loans as a result of any condition described in Section 3.02 or 3.03, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Company the right to replace a Lender as a party hereto, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Company shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts);

82 (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and (e) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Any Lender being replaced pursuant to this Section 10.13 shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s outstanding Loans and (ii) deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent. In connection with any such replacement, if any such Lender being replaced does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such replacement within five Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Lender being replaced, then such Lender being replaced shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of such Lender being replaced. Notwithstanding the foregoing, upon not less than three Business Days prior notice to any Defaulting Lender and the Administrative Agent (which the Administrative Agent shall promptly provide to the Lenders), the Borrower (with the consent of the Administrative Agent) shall have the right to terminate the then unutilized Commitment of such Defaulting Lender, after taking into account the portion of such Commitment, if any, which theretofore has been or substantially contemporaneously therewith is being, assigned pursuant to the foregoing provisions of this Section 10.13. In the event of any such termination, future Credit Extensions shall be allocated to the non-Defaulting Lenders in accordance with Section 2.18(a)(ii). 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY OR ANY RELATED PARTY OF SUCH OTHER PARTY IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND

83 DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 10.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Loan Parties acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arrangers are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, (B) each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Loan Parties is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents;

84 (ii) (A) the Administrative Agent and the Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor the Arrangers has any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor the Arrangers has any obligation to disclose any of such interests to the Loan Parties and their respective Affiliates. To the fullest extent permitted by Law, each of the Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 10.17 Electronic Execution of Assignments and Certain Other Documents. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and

85 believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Loan Parties and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 10.18 USA PATRIOT Act Notice. Each Lender that is subject to the Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Company and the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Company and the Borrower, which information includes the name and address of the Company and the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Company and the Borrower in accordance with the Patriot Act. The Company and the Borrower shall, to the extent commercially reasonable, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act. 10.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 10.20 Acknowledgement Regarding any Supported QFCs.

86 To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.20, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 10.21 Erroneous Payments. (a) If the Administrative Agent notifies a Lender or other holder of any Obligations (each, a “Lender Party”), or any Person who has received funds on behalf of a Lender Party (any such Lender Party or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately

87 succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously received by, such Payment Recipient (whether or not such error is known to any Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Payment Recipient shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), if any Payment Recipient receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) that (x) is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) such Payment Recipient otherwise becomes aware was transmitted, or received, in error (in whole or in part): (i) (A) in the case of immediately preceding clause (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) in the case of immediately preceding clause (z), an error has been made, in each case, with respect to such payment, prepayment or repayment; and (ii) such Payment Recipient shall promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.21(b). (c) Each Lender Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) An Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations, except to the extent such Erroneous Payment comprises funds received by the Administrative Agent from a Loan Party for the purpose of making a payment on the Obligations. (e) To the extent permitted by applicable law, each Payment Recipient hereby agrees not to assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment, including without

88 limitation any defense based on “discharge for value” or any similar doctrine, with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment. (f) Each party’s agreements under this Section 10.21 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the commitments, or the repayment, satisfaction or discharge of any or all Obligations. [signature pages follow]

CARMAX, INC. TERM LOAN CREDIT AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. CARMAX, INC., a Virginia corporation By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Executive Vice President and Chief Financial Officer CARMAX AUTO SUPERSTORES, INC., a Virginia corporation By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Executive Vice President and Chief Financial Officer

CARMAX, INC. TERM LOAN CREDIT AGREEMENT AGENT: MUFG BANK, LTD., as Administrative Agent By: /s/ Lawrence Blat Name: Lawrence Blat Title: Authorized Signatory

CARMAX, INC. TERM LOAN CREDIT AGREEMENT LENDERS: MUFG BANK, LTD., as Lender By: /s/ Andrea Matsudaira Name: Andrea Matsudaira Title: Vice President

TERM LOAN CREDIT AGREEMENT CARMAX Canadian Imperial Bank of Commerce, New York Branch as Lender By: /s/ Noah Shiling Name: Noah Shiling Title: Executive Director & Authorized Signatory

TERM LOAN CREDIT AGREEMENT CARMAX ROYAL BANK OF CANADA, as Lender By: /s/ Benjamin Lennon Name: Benjamin Lennon Title: Authorized Signatory

TERM LOAN CREDIT AGREEMENT CARMAX PNC BANK, NATIONAL ASSOCIATION, as Lender By: /s/ Stephanie Gray Name: Stephanie Gray Title: Senior Vice President

TERM LOAN CREDIT AGREEMENT CARMAX M&T Bank, as Lender By: /s/ Mark Wolfram Name: Mark Wolfram Title: Senior Vice President

FIRST NATIONAL BANK OF PENNSYLVANIA, as Lender By: /s/ John Wesley Lux York Name: John Wesley Lux York Title: Senior Vice President TERM LOAN CREDIT AGREEMENT CARMAX